BNY Mellon U.S. Mortgage Fund, Inc.
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
1-800-373-9387
www.bny.com/investments
Dear Shareholder:
As a shareholder of BNY Mellon U.S. Mortgage Fund, Inc. (the "Fund"), a Maryland corporation, you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to BNY Mellon Core Plus Fund (the "Acquiring Fund"), in exchange solely for Class A shares, Class C shares, Class I shares and Class Y shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities.  BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") is the investment adviser to the Acquiring Fund and the Fund.  Insight North America LLC ("INA"), an affiliate of BNYM Investment Adviser, is the sub-adviser to the Acquiring Fund and the Fund.  BNYM Investment Adviser and INA are wholly-owned subsidiaries of The Bank of New York Mellon Corporation.  The Acquiring Fund is a series of BNY Mellon Absolute Insight Funds, Inc. (the "Acquiring Company"), a Maryland corporation.
Management of BNYM Investment Adviser recommended to the Fund's Board of Directors and the Acquiring Company's Board of Directors that the Fund be consolidated with the Acquiring Fund.  After review, the Fund's Board of Directors and the Acquiring Company's Board of Directors have each unanimously determined that the reorganization of the Fund is advisable and in the best interests of the Fund and the Acquiring Fund, respectively, and approved the reorganization of the Fund.  The reorganization of the Fund is expected to occur on or about March 28, 2025 if approved by Fund shareholders.
If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund.  Holders of Class A shares, Class C shares, Class I shares or Class Y shares of the Fund will receive shares of the corresponding class of the Acquiring Fund, and holders of Class Z shares of the Fund will receive Class A shares of the Acquiring Fund, with an aggregate net asset value equal to the aggregate net asset value of the shareholder's investment in the Fund.  Management of BNYM Investment Adviser believes that the reorganization will permit Fund shareholders to pursue similar investment goals in a substantially larger combined fund that has a lower management fee than the Fund.  In addition, the Acquiring Fund's shares had a lower gross annual expense ratio (before current fee waivers and expense reimbursements) than the Fund and the same or a lower net annual expense ratio (after current fee waivers and expense reimbursements) as the Fund, based on the expenses of each fund as of August 31, 2024.  The Fund normally invests in U.S. mortgage-related securities and the Acquiring Fund normally invests in a diversified portfolio of fixed-income securities of U.S. and foreign issuers.  The Acquiring Fund's Class A shares outperformed the Fund's Class A shares for the one-year, five-year and ten-year periods ended December 31, 2023.  Management of BNYM Investment Adviser believes that, as a result of becoming shareholders in a substantially larger combined fund, the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with servicing the funds as separate entities.  As a result, management of BNYM Investment Adviser recommended to the Fund's Board of Directors that the Fund be consolidated with the Acquiring Fund.

After review, the Fund's Board of Directors has unanimously approved the proposed reorganization of the Fund.  The Fund's Board of Directors believes that the reorganization will permit Fund shareholders to pursue similar investment goals in a substantially larger combined fund that has a lower management fee and a lower gross annual expense ratio (before current fee waivers and expense reimbursements) than the Fund and the same or a lower net annual expense ratio (after current fee waivers and expense reimbursements) as the Fund.  In approving the reorganization, the Fund's Board of Directors determined that the reorganization is advisable and in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization.  The Fund's Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal.
Your vote is extremely important, no matter how large or small your Fund holdings.  By voting promptly, you can help avoid additional costs that are incurred with follow-up letters and calls.
To vote, you may use any of the following methods:
•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
•	Over the Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	At the Meeting. You will not be able to attend the meeting in person, but you may attend the meeting virtually and vote over the Internet during the meeting.
The meeting will be conducted over the Internet in a virtual meeting format only.  However, if it is determined that the meeting will be held in person, we will make an announcement in the manner discussed in the Notice of Special Meeting of Shareholders.
We encourage you to vote over the Internet or by telephone using the number that appears on your proxy card.  If you later decide to attend the meeting virtually, you may revoke your proxy and vote your shares over the Internet during the meeting.  Whichever voting method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.
Further information about the proposed reorganization is contained in the enclosed materials, which you should carefully review before you vote.  If you have any questions after considering the enclosed materials, please call the Fund's proxy solicitor, Sodali & Co. Fund Solutions, at 1-888-864-6108.  Thank you.
Sincerely,
/s/ David DiPetrillo
David DiPetrillo President BNY Mellon U.S. Mortgage Fund, Inc.

December 12, 2024

PROPOSED REORGANIZATION OF
BNY MELLON U.S. MORTGAGE FUND, INC.
 With and Into
BNY MELLON CORE PLUS FUND
QUESTIONS AND ANSWERS
The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision about the proposed reorganization.  However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.
WHAT WILL HAPPEN TO MY BNY MELLON U.S. MORTGAGE FUND, INC. INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?
You will become a shareholder of BNY Mellon Core Plus Fund (the "Acquiring Fund"), an open-end investment company managed by BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"), on or about March 28, 2025 (the "Closing Date"), and will no longer be a shareholder of BNY Mellon U.S. Mortgage Fund, Inc., a Maryland corporation (the "Fund").  You will receive the class of shares of the Acquiring Fund corresponding to your class of shares of the Fund, except holders of Class Z shares of the Fund will receive Class A shares of the Acquiring Fund, with an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund as of the Closing Date.  The Fund will then cease operations and be dissolved, in connection with which it will terminate its registration with the Securities and Exchange Commission as a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act").  The Acquiring Fund is a series of BNY Mellon Absolute Insight Funds, Inc. (the "Acquiring Company"), a Maryland corporation.
WHAT ARE THE EXPECTED BENEFITS OF THE PROPOSED REORGANIZATION OF THE FUND FOR ME?
The Fund's Board of Directors (the "Board") believes that the reorganization will permit Fund shareholders to pursue similar investment goals in a substantially larger combined fund that is also managed by BNYM Investment Adviser and sub-advised by Insight North America LLC ("INA"), an affiliate of BNYM Investment Adviser.  As of September 30, 2024, the Acquiring Fund had approximately $2.2 billion and the Fund had approximately $179.0 million in net assets.  The Acquiring Fund has a lower management fee than the Fund and had a lower gross annual expense ratio (before current fee waivers and expense reimbursements) than the Fund and the same or a lower net annual expense ratio (after current fee waivers and expense reimbursements) as the Fund, based on the expenses of each fund as of August 31, 2024.  See "Will the Proposed Reorganization of the Fund Result in a Higher Management Fee or Higher Total Fund Expenses?" below and "Summary—Comparison of the Acquiring Fund and the Fund—Fees and Expenses" in the Prospectus/Proxy Statement.  Although past performance is no guarantee of future results, the Acquiring Fund's Class A shares outperformed the Fund's Class A shares for the one-year, five-year and ten-year periods ended December 31, 2023.  See "Summary—Past Performance" in the Prospectus/Proxy Statement.  The reorganization also may enable Fund shareholders to benefit from the more diverse portfolio of fixed-income investments of the Acquiring Fund.  Management of BNYM Investment Adviser also believes that, by combining the Fund with the Acquiring Fund, shareholders of the Fund should benefit from more efficient portfolio management and certain operational efficiencies.  The reorganization should enable INA, as the Acquiring Fund's and the Fund's sub-adviser, to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and permit the funds' service providers—including BNYM Investment Adviser—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS, STRATEGIES AND RISKS?
The Acquiring Fund and the Fund have similar investment objectives.  The Acquiring Fund seeks high total return consistent with preservation of capital.  The Fund seeks to maximize total return, consisting of capital appreciation and current income.  However, the investment practices and limitations of each fund are not identical.
To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. mortgage-related securities.  These mortgage-related securities may include certificates (debt securities) issued, and guaranteed as to timely payment of principal and interest, by the Government National Mortgage Association (GNMA) (popularly called "Ginnie Maes"); securities issued by government-related organizations such as Fannie Mae and Freddie Mac; residential and commercial mortgage-backed securities issued by governmental agencies or private entities; and collateralized mortgage obligations.  The Fund invests at least 65% of its net assets in Ginnie Maes.  The Fund's policy with respect to the investment of at least 80% of its net assets may be changed by the Fund's Board upon 60 days' prior notice to shareholders.  However, the Fund's policy to invest at least 65% of its net assets in GNMAs may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities.
INA, as the Fund's sub-adviser, begins the investment process for the Fund with a macroeconomic view, and considers the overall risk environment in light of broad portfolio themes and overall portfolio quality in relation to the Fund's current positions.  Potential purchases and sales of securities are viewed on absolute and relative value bases in relation to other potential opportunities available to the Fund.
To pursue its goal, the Acquiring Fund normally invests in a diversified portfolio of fixed-income securities of U.S. and foreign issuers.  The Acquiring Fund is not limited to investing in mortgage-related securities.  As of August 31, 2024, approximately 29.23% of the Acquiring Fund's portfolio consisted of U.S. mortgage-related securities, of which 1.74% were Ginnie Maes.  The fixed-income securities in which the Acquiring Fund may invest include: (i) U.S. government securities; (ii) corporate debt securities; (iii) mortgage-related securities; (iv) asset-backed securities; (v) inflation indexed bonds issued by governments or corporations; (vi) structured notes; (vii) loan participations and assignments; (viii) delayed funding loans and revolving credit facilities; (ix) bank certificates of deposit, fixed time deposits and bankers' acceptances; (x) repurchase agreements and reverse repurchase agreements; (xi) municipal securities; (xii) obligations of foreign governments; and (xiii) obligations of international agencies or supranational entities.
In constructing the Acquiring Fund's portfolio, INA, as the Acquiring Fund's sub-adviser, relies primarily on proprietary, internally-generated credit research.  This credit research focuses on both industry/sector analysis and detailed individual security selection.  INA seeks to identify investment opportunities for the Acquiring Fund based on the relative value of securities.  INA analyzes individual issuer credit risk based on factors such as management depth and experience, competitive advantage, market and product position and overall financial strength.  INA may supplement its internal research with external, third-party credit research and related credit tools.  The Acquiring Fund may sell securities when INA anticipates market declines or credit downgrades.  In addition, the Acquiring Fund may sell securities when INA identifies new investment opportunities.
The Acquiring Fund normally invests primarily in fixed-income securities rated, at the time of purchase, investment grade (i.e., Baa3/BBB- or higher) or, if unrated, determined to be of comparable quality by INA.  The Acquiring Fund may invest up to 25% of its net assets in fixed-income securities rated, at the time of purchase, below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by INA.  As of August 31, 2024, the average credit quality rating of the Acquiring Fund's portfolio was A1/A2.  As of August 31, 2024, 2.19% of the Acquiring Fund's portfolio consisted of securities that were rated below investment grade.  The Fund is permitted to invest in privately issued mortgage-backed securities with a BBB or higher credit quality, but currently invests in only those securities with an A or higher credit quality.  As of August 31, 2024, the average credit quality rating of the Fund's portfolio was AAA.  As of August 31, 2024, the Fund did not own any securities that were rated below investment grade.
Under normal conditions, the dollar-weighted average maturity of the Fund's portfolio generally is not expected to exceed 30 years, and the Fund's average duration generally is not expected to exceed eight years.  Typically, the Acquiring Fund's portfolio can be expected to have an average effective duration ranging between three and eight years.  INA may lengthen or shorten the Acquiring Fund's portfolio duration outside this range depending on its evaluation of market conditions.  As of August 31, 2024, the dollar-weighted average maturity and the average duration of the Fund's portfolio were 6.36 years and 5.02 years, respectively.  As of August 31, 2024, the dollar-weighted average maturity and the average duration of the Acquiring Fund's portfolio were 9.13 years and 5.89 years, respectively.
The risks associated with an investment in the Acquiring Fund and the Fund are similar but not identical.  Because the Fund invests a higher percentage of its assets in mortgage-related securities than the Acquiring Fund, the Fund is subject to a greater extent than the Acquiring Fund to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets.  Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage securities) the market prices for such securities are not guaranteed and will fluctuate.  Ginnie Maes carry additional risks and may be more volatile than other types of fixed-income securities due to unexpected changes in interest rates.  The Acquiring Fund normally invests in a diversified portfolio of fixed-income securities of U.S. and foreign issuers and, thus, may be subject to changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally that affect these securities to a greater extent than the Fund.  Because the Acquiring Fund may invest a higher percentage of its assets in fixed-income securities rated below investment grade and foreign issuers than the Fund, the Acquiring Fund may be subject to certain of the risks associated with investments in high yield securities and foreign securities to a greater extent than the Fund.  High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments.  To the extent the Acquiring Fund invests in foreign securities, the Acquiring Fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  See "Summary—Comparison of the Acquiring Fund and the Fund—Principal Investment Risks" in the Prospectus/Proxy Statement.
BNYM Investment Adviser is the investment adviser to the Acquiring Fund and the Fund.  BNYM Investment Adviser has engaged its affiliate, INA, to serve as the sub-adviser to the Acquiring Fund and the Fund and provide day-to-day management of the Acquiring Fund's and the Fund's investments, in the case of the Fund, pursuant to an interim sub-investment advisory agreement.  Robert Bayston, an employee of INA, is the Fund's primary portfolio manager.  James DiChiaro, Scott Zaleski, CFA and Brendan Murphy, CFA, each an employee of INA, are the Acquiring Fund's primary portfolio managers.  BNY Mellon Securities Corporation, a wholly-owned subsidiary of BNYM Investment Adviser, distributes the shares of the Acquiring Fund and the Fund.  For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Proxy Statement.  See "Fund Details—Investment Adviser and Sub-Adviser" and "—Primary Portfolio Managers" in the Prospectus/Proxy Statement.
WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?
The reorganization will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of the reorganization.  A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares.  As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders.  If the reorganization is approved by Fund shareholders, management currently estimates that portfolio securities representing approximately 50% of the Fund's net assets (approximately $89.1 million of the Fund's net assets) may be sold by the Fund before consummation of the reorganization, subject to any restrictions imposed by the Internal Revenue Code.  Based on that assumption, management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $167,000.  The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the Fund's tax basis in such securities.  Any capital gains recognized as a result of these sales on a net basis, after the application of any available capital loss carryforward, will be distributed to the Fund's shareholders as capital gain dividends and/or ordinary dividends, and such distributions will be taxable to Fund shareholders who hold shares in taxable accounts.  Based on the above assumptions, management currently estimates that the Fund would recognize approximately $5.3 million in capital losses (approximately $0.384 or 2.95% per share) as a result of the sale of such portfolio securities before consummation of the reorganization.  As of April 30, 2024, the Fund's most recent fiscal year end, and more currently, as of August 31, 2024, the Fund had unused capital loss carryforwards of approximately $22.5 million and $26.8 million, respectively, none of which is expected to be lost as a result of the reorganization.  See "Summary— Federal Income Tax Consequences" and "Information about the Reorganization—Federal Income Tax Consequences" and "—Capital Loss Carryforwards." in the Prospectus/Proxy Statement.
WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?
Yes.  The Acquiring Fund will offer you the same shareholder privileges, such as the Fund Exchanges service, Auto-Exchange Privilege, Wire Redemption, TeleTransfer Privilege, Checkwriting Privilege, Automatic Asset Builder, Payroll Savings Plan, Government Direct Deposit Privilege, Dividend Options, Automatic Withdrawal Plan and Express voice-activated account access, that you currently have as a shareholder of the Fund.  In addition, holders of Class A shares will have the ability to write redemption checks against their Acquiring Fund account through the Checkwriting Privilege. If you had the Checkwriting Privilege on your Fund account and wrote a check within the past year, you will receive under separate cover a checkbook with respect to your shares of the Acquiring Fund.  When you receive this checkbook, please begin using the new checks immediately.  While any outstanding checks written during the 60-day grace period after the Closing Date will be honored, it is important that you destroy any unused checks assigned to the Fund.  Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.
While you will continue to have the same privileges as a holder of Class A shares, Class C shares, Class I shares or Class Y shares of the Acquiring Fund as you previously did as a holder of Class A shares, Class C shares, Class I shares, Class Y shares or Class Z shares of the Fund, please note that if you had the Checkwriting Privilege on your Fund account but have not written a check within the past year, you will need to update your account as described below.  In addition, if you participated in Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your shares of the Acquiring Fund in order to continue these services and avoid having these transactions rejected by the Acquiring Fund.  To continue participating in the

Checkwriting Privilege or Government Direct Deposit or to provide ACH and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-645-6561, visit www.bny.com/investments or write to the Acquiring Fund at BNY Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434.
WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?
The Fund has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 0.50% of the value of the Fund's average daily net assets.  BNYM Investment Adviser, in turn, pays INA for the provision of sub-investment advisory services to the Fund.  The Acquiring Fund has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 0.35% of the value of the Acquiring Fund's average daily net assets.  BNYM Investment Adviser, in turn, pays INA for the provision of sub-investment advisory services to the Acquiring Fund.  In addition, the Acquiring Fund's shares had a lower gross annual expense ratio (before current fee waivers and expense reimbursements) than the Fund and the same or a lower net annual expense ratio (after current fee waivers and expense reimbursements) as the Fund, based on the expenses of each fund as of August 31, 2024.  See "Summary—Fees and Expenses" in the Prospectus/Proxy Statement.
BNYM Investment Adviser has contractually agreed, until December 31, 2025, to waive receipt of its fees and/or assume the direct expenses of the Acquiring Fund so that the direct expenses of none of the Acquiring Fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.45%.  On or after December 31, 2025, BNYM Investment Adviser may terminate this expense limitation agreement at any time.  Total expenses of the Acquiring Fund may increase after the termination of this expense limitation agreement.
BNYM Investment Adviser has contractually agreed, until August 30, 2025, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the direct expenses of the Fund's Class A shares, Class C shares, Class I shares, Class Y shares and Class Z shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of 0.80%, 1.55%, 0.55%, 0.55% and 0.70%, respectively.  On or after August 30, 2025, BNYM Investment Adviser may terminate this expense limitation agreement at any time.  Total expenses of the Fund may increase after the termination of this expense limitation agreement.
WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?
No.  No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization.  Any redemption of Class C shares (or Class A shares subject to a CDSC) received in the reorganization will be subject to the same CDSC as the redemption of Class C shares (or Class A shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares).  Any shares of the Acquiring Fund acquired after the reorganization will be subject to any applicable sales charges and CDSCs.
WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?
BNYM Investment Adviser or an affiliate of BNYM Investment Adviser will pay the expenses relating to the reorganization, whether or not the reorganization is consummated.  The Fund and the Acquiring Fund will not bear any expenses relating to the proposed reorganization.  The funds, however, will bear their respective portfolio transaction costs whether or not associated with the reorganization.
HOW DOES THE FUND'S BOARD RECOMMEND I VOTE?
Management of BNYM Investment Adviser recommended to the Fund's Board that the Fund be consolidated with the Acquiring Fund.  After considering the terms and conditions of the reorganization, the investment objectives, management policies and strategies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, the fees and expenses, including the gross and net annual expense ratios, of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Fund's Board has unanimously concluded that reorganizing the Fund into the Acquiring Fund is advisable and in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization.  In reaching this conclusion, the Fund's Board determined that reorganizing the Fund into the Acquiring Fund, which also is managed by BNYM Investment Adviser and sub-advised by INA, and has a similar investment objective as the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue similar investment goals in a substantially larger combined fund that has a lower management fee and had a lower gross annual expense ratio (before current fee waivers and expense reimbursements) than the Fund and the same or a lower net annual expense ratio (after current fee waivers and expense reimbursements) as the Fund, based on the expenses of each fund as of August 31, 2024.  In addition, although past performance is no guarantee of future results, the Acquiring Fund's Class A shares outperformed the Fund's Class A shares for the one-year, five-year and ten-year periods ended December 31, 2023.  The reorganization also may enable Fund shareholders to benefit from the more diverse portfolio of fixed-income investments of the Acquiring Fund.  By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management and certain operational efficiencies.  Therefore, the Fund's Board, all of whose members are not "interested persons" (as defined in the 1940 Act) of the Fund or the Acquiring Fund, unanimously recommends that you vote FOR the Agreement and Plan of Reorganization.  See "Reasons for the Reorganization" in the Prospectus/Proxy Statement.
WHO IS SODALI & CO. FUND SOLUTIONS?
Sodali & Co. Fund Solutions (the "Proxy Solicitor") is a company that has been engaged by BNYM Investment Adviser, on behalf of the Fund, to assist in the solicitation of proxies, which is expected to cost approximately $25,000, plus any out-of-pocket expenses.  BNYM Investment Adviser or an affiliate of BNYM Investment Adviser will pay the solicitation expenses.  The Proxy Solicitor is not affiliated with the Fund or BNYM Investment Adviser.  In order to hold a shareholder meeting, a certain percentage of the Fund's shares (often referred to as "quorum") must be represented at the meeting.  If a quorum is not attained for the Fund, the meeting must adjourn to a future date.  The Fund may attempt to reach shareholders through multiple mailings to remind the shareholders to cast their votes.  The Proxy Solicitor also may contact by telephone shareholders who have not yet voted their shares so that the meeting does not have to be adjourned or postponed.
HOW CAN I VOTE MY SHARES?
You can vote in any one of the following ways:
•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Over the Internet, at the website address listed on your proxy card; or
•	At the meeting, by attending virtually and voting over the Internet during the meeting.

In addition, if you would like to quickly vote your shares, call the Proxy Solicitor, toll free at 1-888-864-6108.  Agents are available 10:00 a.m. – 11:00 p.m., Eastern time, Monday through Friday.
We encourage you to vote over the Internet or by telephone.  Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.
Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.  Thank you in advance for your vote.
MAY I ATTEND THE MEETING PHYSICALLY?
No.  The meeting will be conducted exclusively online via live webcast.  Shareholders will not be able to attend the meeting physically but may participate over the Internet.  Shareholders may request the meeting credentials by emailing msfs-meetinginfo@morrowsodali.com.  Please include your full name, address and the control number found on your enclosed proxy card.  The meeting will begin promptly at 10:00 a.m., Eastern time, on Thursday, February 13, 2025.  The Fund encourages you to request the meeting credentials before the date of the meeting and to access the meeting a few minutes prior to the start time leaving ample time for the check in.  Only shareholders of the Fund will be able to participate in the meeting.  You may vote during the meeting by following the instructions available on the meeting website.

BNY MELLON U.S. MORTGAGE FUND, INC.
__________________________
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
___________________________
To the Shareholders:
A Special Meeting of Shareholders (the "Meeting") of BNY Mellon U.S. Mortgage Fund, Inc. (the "Fund"), a Maryland corporation, will be held over the Internet in a virtual meeting format only on Thursday, February 13, 2025 at 10:00 a.m., Eastern Time, for the following purpose:
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to BNY Mellon Core Plus Fund (the "Acquiring Fund"), in exchange solely for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A shares, Class C shares, Class I shares and Class Y shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its Class A shares, Class C shares, Class I shares and Class Y shares, respectively, with holders of Class Z shares of the Fund receiving Class A shares of the Acquiring Fund, in liquidation of the Fund, after which the Fund will cease operations and will be dissolved.
The Meeting will be held in a virtual meeting format only.  You will not be able to attend the Meeting physically, but you may participate over the Internet as described below.  However, if it is determined that the Meeting will be held in person, we will make an announcement in the manner noted below.
Shareholders of record as of the close of business on December 9, 2024 will be entitled to receive notice of and to vote at the Meeting.  Pursuant to Maryland law and the Fund's Bylaws, only the matters set forth in this Notice may be considered and voted on at the Meeting.
To participate in the Meeting, you must request the Meeting credentials by emailing msfs-meetinginfo@morrowsodali.com.  Please include your full name and address, your control number found on your enclosed proxy card and your intent to attend the virtual Meeting, and write "BNY Mellon U.S. Mortgage Fund, Inc." in the subject line.  The Meeting will begin promptly at 10:00 a.m., Eastern time, on Thursday, February 13, 2025.  If you hold your shares through an intermediary, such as a bank or broker, you must register in advance of the Meeting.  To register, you must submit proof of your proxy power (legal proxy provided by your intermediary) reflecting your Fund holdings along with your name and email address to msfs-meetinginfo@morrowsodali.com.  You may also forward proof of ownership from your intermediary to msfs-meetinginfo@morrowsodali.com.  Requests for registration should be received no later than 12:00 p.m., Eastern time, on Tuesday, February 11, 2025.  You will receive a confirmation email from msfs-meetinginfo@morrowsodali.com of your registration and control number that will allow you to vote over the Internet during the Meeting.
If you have any questions after considering the enclosed materials, please call the Fund's proxy solicitor, Sodali & Co. Fund Solutions, at 1-888-864-6108.

PLEASE NOTE:  If it is determined that the Meeting will be held in person, instead of virtually, an announcement of the change will be provided by means of a press release, which will be posted on our website www.bny.com/proxy.  We encourage you to check the website prior to the Meeting.  An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

By Order of the Board of Directors
Sarah S. Kelleher Secretary

New York, New York
December 12, 2024

WE NEED YOUR PROXY VOTE
A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED OR POSTPONED WITHOUT CONDUCTING ANY BUSINESS IF SHAREHOLDERS REPRESENTING LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE ARE PRESENT.  IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER FUND SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Proposed Reorganization of

BNY MELLON U.S. MORTGAGE FUND, INC.

With and Into

BNY MELLON CORE PLUS FUND
A Series of BNY Mellon Absolute Insight Funds, Inc.
 _______________________________________
PROSPECTUS/PROXY STATEMENT
  DECEMBER 12, 2024
_______________________________________
Special Meeting of Shareholders
To Be Held on Thursday, February 13, 2025
This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of BNY Mellon U.S. Mortgage Fund, Inc., a Maryland corporation (the "Fund"), to be exercised at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held over the Internet in a virtual meeting format only on Thursday, February 13, 2025 at 10:00 a.m., Eastern Time, and at any and all adjournments or postponements thereof, for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders.  Pursuant to Maryland law and the Fund's Bylaws, only the matters set forth in the Notice of Special Meeting of Shareholders may be considered and voted on at the Meeting.
Shareholders of record as of the close of business on December 9, 2024 are entitled to receive notice of and to vote over the Internet during the Meeting.  Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Shareholders will not be able to attend the Meeting physically but may participate over the Internet as described in the Notice of Special Meeting of Shareholders.
It is proposed that the Fund transfer all of its assets to BNY Mellon Core Plus Fund (the "Acquiring Fund"), in exchange solely for Class A shares, Class C shares, Class I shares and Class Y shares of the Acquiring Fund, par value $0.001 per share, and the assumption by the Acquiring Fund of the Fund's stated liabilities, as described in this Prospectus/Proxy Statement (the "Reorganization").  Upon consummation of the Reorganization, the Acquiring Fund's shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) received by the Fund, for Fund shares held prior to the Reorganization.  It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A shares, Class C shares, Class I shares and Class Y shares (or fractions thereof) of the Acquiring Fund, with holders of Class Z shares of the Fund, par value $0.001 per share, receiving Class A shares (or fractions thereof) of the Acquiring Fund, with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.
This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.  The Acquiring Fund and the Fund have their principal executive offices at 240 Greenwich Street, New York, New York 10286.  The phone number for the Acquiring Fund and the Fund is 1-800-373-9387.

A Statement of Additional Information ("SAI") dated December 12, 2024, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety.  The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund.  A copy of the SAI is available without charge by writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 1-800-373-9387 (inside the U.S. only).
____________________________________________________________________________________
Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.
____________________________________________________________________________________
The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.
______________________________________________________________________________
The Acquiring Fund and the Fund are open-end management investment companies advised by BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser").  Insight North America LLC ("INA"), an affiliate of BNYM Investment Adviser, serves as the sub-adviser to the Acquiring Fund and the Fund.  The Acquiring Fund and the Fund have similar investment objectives.  However, the investment practices and limitations of each fund are not identical.  The Fund normally invests in U.S. mortgage-related securities and the Acquiring Fund normally invests in a diversified portfolio of fixed-income securities of U.S. and foreign issuers.  Typically, the Acquiring Fund can be expected to have an average effective portfolio duration ranging between three and eight years.  Under normal conditions, the dollar-weighted average maturity of the Fund's portfolio generally is not expected to exceed 30 years, and the Fund's average duration generally is not expected to exceed eight years.  The Acquiring Fund normally invests primarily in fixed-income securities rated, at the time of purchase, investment grade (i.e., Baa3/BBB- or higher) or the unrated equivalent as determined by INA.  The Fund is permitted to invest in privately issued mortgage-backed securities with a BBB or higher credit quality, but currently invests in only those securities with an A or higher credit quality.  The Acquiring Fund is a series of BNY Mellon Absolute Insight Funds, Inc. (the "Acquiring Company"), a Maryland corporation.  A comparison of the Acquiring Fund and the Fund is set forth in this Prospectus/Proxy Statement.
For more information regarding the Acquiring Fund, see the current Acquiring Fund's Prospectus, dated August 30, 2024, and Statement of Additional Information, dated December 29, 2023, as revised or amended, filed with the Securities and Exchange Commission (File No. 333-202460), which are incorporated into this Prospectus/Proxy Statement by reference.  The Acquiring Fund's Annual Report (including its audited financial statements for the fiscal year) for its fiscal year ended April 30, 2024 (File No. 811-23036) also is incorporated into this Prospectus/Proxy Statement by reference.
For more information regarding the Fund, see the current Fund Prospectus, dated August 30, 2024, and Statement of Additional Information, dated December 29, 2023, as revised or amended, filed with the Securities and Exchange Commission (File No. 2-95553), which are incorporated into this Prospectus/Proxy Statement by reference.  The Fund's Annual Report (including its audited financial statements for the fiscal year) for its fiscal year ended April 30, 2024 (File No. 811-04215) also is incorporated into this Prospectus/Proxy Statement by reference.

The Acquiring Fund's Prospectus, dated August 30, 2024, accompanies this Prospectus/Proxy Statement.  For a free copy of the Fund's Prospectus, dated August 30, 2024, or the Fund's Annual Report, please call your financial adviser, or call 1-800-645-6561, visit www.bny.com/investments or write to the Fund at BNY Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434.
Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Holders of Class A shares, Class C shares, Class I shares, Class Y shares and Class Z shares of the Fund will vote together on the proposal.  Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  Unmarked but properly signed and dated proxy cards will be voted "FOR" the Reorganization.  If the enclosed proxy card is executed and returned, or if you have voted by telephone or over the Internet, your vote nevertheless may be revoked after it is received by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card or by mailing a duly executed proxy card bearing a later date; you may also change your vote by calling the toll-free telephone number listed under "To vote by Telephone" on the proxy card or over the Internet by going to the website listed on the proxy card and following the instructions on the website.  To be effective, such revocation or vote change must be received before your prior proxy is exercised at the Meeting.  If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.  In addition, any shareholder who attends the Meeting virtually may vote over the Internet during the Meeting, thereby canceling any proxy previously given.
As of October 15, 2024, the following numbers of Fund shares were issued and outstanding:
Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class Z Shares
915,987.602	15,183.875	158,518.015	65.746	12,511,154.649
It is estimated that proxy materials will be mailed to shareholders of record on or about December 23, 2024.  To reduce expenses, only one copy of the proxy materials will be mailed to certain addresses shared by two or more accounts.  If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth above.  The Fund will begin sending you individual copies promptly after receiving your request.
IMPORTANT NOTICE REGARDING INTERNET
AVAILABILITY OF PROSPECTUS/PROXY MATERIALS
The Letter to Shareholders, Notice of Special Meeting of Shareholders, and Prospectus/Proxy Statement and Form of Proxy Card are available at www.bny.com/proxy

TABLE OF CONTENTS

SUMMARY	5
FUND DETAILS	20
REASONS FOR THE REORGANIZATION	34
INFORMATION ABOUT THE REORGANIZATION	35
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND	39
VOTING INFORMATION	39
FINANCIAL STATEMENTS AND EXPERTS	44
OTHER MATTERS	44
NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES	44
AGREEMENT AND PLAN OF REORGANIZATION	A-1

APPROVAL OF AN AGREEMENT AND PLAN
OF REORGANIZATION PROVIDING FOR THE TRANSFER OF
ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY
Additional information is contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus and Statement of Additional Information, the Fund's Prospectus and Statement of Additional Information, and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.
Proposed Transaction.  The Fund's Board, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund ("Independent Board Members"), has unanimously approved the Plan for the Fund.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Class A shares, Class C shares, Class I shares and Class Y shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities.  The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each shareholder of the Fund will receive a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.  Shareholders will receive the class of shares of the Acquiring Fund corresponding to their class of shares of the Fund, except holders of Class Z shares of the Fund will receive Class A shares of the Acquiring Fund.  The number of the Acquiring Fund's shares (or fractions thereof) a Fund shareholder receives may be different from the number of Fund shares (or fractions thereof) held by the shareholder as of the date of the Reorganization, but the aggregate net asset value will be equal.  Thereafter, the Fund will cease operations and be dissolved and its registration with the Commission as a registered investment company under the 1940 Act will be terminated.
As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.  No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization.  Any redemption of the Acquiring Fund's Class C shares (or Class A shares subject to a CDSC) received in the Reorganization will be subject to the same CDSC as the redemption of the Fund's Class C shares (or Class A shares subject to a CDSC) and would be calculated from the date of original purchase of your Fund shares.  Any shares of the Acquiring Fund acquired after the Reorganization will be subject to any applicable sales charges and CDSCs.
The Fund's Board has unanimously concluded that the Reorganization is advisable and in the best interests of the Fund, and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization.  Similarly, the Acquiring Company's Board of Directors has unanimously concluded that the Reorganization is advisable and in the best interests of the Acquiring Fund, and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization.  See "Reasons for the Reorganization."
Federal Income Tax Consequences.  The Reorganization will not be a taxable event for federal income tax purposes.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Reorganization, which distribution will be taxable to shareholders who hold shares in taxable accounts.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any.  As of April 30, 2024, the Fund's most recent fiscal year end, and more currently, as of August 31, 2024, the Fund had unused capital loss carryforwards of approximately $22.5 million and $26.8 million, respectively, none of which is expected to be lost as a result of the reorganization.  See "Information about the Reorganization—Federal Income Tax Consequences," "—Capital Loss Carryforwards."
Comparison of the Acquiring Fund and the Fund.  The following discussion is primarily a summary of certain parts of the Acquiring Fund's Prospectus and the Fund's Prospectus.  Additional information is set forth in such Prospectuses, which are incorporated herein by reference.
Investment Objective and Principal Investment Strategies.  The Acquiring Fund and the Fund have similar investment objectives.  The Acquiring Fund seeks high total return consistent with preservation of capital.  The Fund seeks to maximize total return, consisting of capital appreciation and current income.  Each fund's investment objective is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities.
To pursue its goal, the Acquiring Fund normally invests in a diversified portfolio of fixed-income securities of U.S. and foreign issuers.  The fixed-income securities in which the Acquiring Fund may invest include:  (i) securities issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises (U.S. government securities); (ii) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities, preferred stock and corporate commercial paper; (iii) mortgage-related securities; (iv) asset-backed securities; (v) inflation indexed bonds issued by governments or corporations; (vi) structured notes (i.e., specially designed debt instruments whose return is determined by reference to an index or security); (vii) loan participations and assignments; (viii) delayed funding loans and revolving credit facilities; (ix) bank certificates of deposit, fixed time deposits and bankers' acceptances; (x) repurchase agreements and reverse repurchase agreements; (xi) debt securities issued by states or local governments or their agencies, authorities or other government sponsored enterprises (municipal securities); (xii) obligations of foreign governments or their subdivisions, agencies or government sponsored enterprises; and (xiii) obligations of international agencies or supranational entities.  The Acquiring Fund normally invests primarily in fixed-income securities rated, at the time of purchase, investment grade (i.e., Baa3/BBB- or higher) or the unrated equivalent as determined by INA.  The Acquiring Fund, however, may invest up to 25% of its net assets in fixed-income securities rated, at the time of purchase, below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by INA.
Typically, the Acquiring Fund's portfolio can be expected to have an average effective duration ranging between three and eight years.  The Acquiring Fund's sub-adviser may lengthen or shorten the Acquiring Fund's portfolio duration outside this range depending on its evaluation of market conditions.  Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.  Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.
In constructing the Acquiring Fund's portfolio, INA, as the Acquiring Fund's sub-adviser, relies primarily on proprietary, internally-generated credit research.  This credit research focuses on both industry/sector analysis and detailed individual security selection.  INA seeks to identify investment opportunities for the Acquiring Fund based on the relative value of securities.  INA analyzes individual issuer credit risk based on factors such as management depth and experience, competitive advantage, market and product position and overall financial strength.  INA may supplement its internal research with external, third-party credit research and related credit tools.  The Acquiring Fund may sell securities when INA anticipates market declines or credit downgrades.  In addition, the Acquiring Fund may sell securities when INA identifies new investment opportunities.
The Acquiring Fund may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage interest rate risk, to manage the effective duration or maturity of the Acquiring Fund's portfolio, or as part of a hedging strategy.  The derivative instruments in which the Acquiring Fund may invest typically include options, futures and options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts (including foreign currency forward contracts), swaps (including total return, currency, interest rate and credit default swaps), and other derivative instruments (including structured notes).
To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. mortgage-related securities.  These mortgage-related securities may include certificates (debt securities) issued, and guaranteed as to timely payment of principal and interest, by the Government National Mortgage Association (GNMA) (popularly called "Ginnie Maes"); securities issued by government-related organizations such as Fannie Mae and Freddie Mac; residential and commercial mortgage-backed securities issued by governmental agencies or private entities; and collateralized mortgage obligations (CMOs).  The Fund will invest at least 65% of its net assets in Ginnie Maes.  The Fund can invest in privately issued mortgage-backed securities with a "BBB" or higher credit quality, but currently intends to invest in only those securities with an "A" or higher credit quality.  The Fund is not subject to any maturity or duration restrictions, however, under normal conditions, the dollar-weighted average maturity of the Fund's portfolio generally is not expected to exceed 30 years, and the Fund's average duration generally is not expected to exceed eight years.
The Fund may purchase or sell securities on a forward commitment (including "TBA" (to be announced)) basis.  These transactions involve a commitment by the Fund to purchase or sell particular securities, such as mortgage-related securities, with payment and delivery taking place at a future date, and permit the Fund to lock in a price or yield on a security it owns or intends to purchase.  To enhance current income, the Fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the Fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price.  Forward roll transactions will significantly increase the Fund's portfolio turnover rate.
The Fund may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage interest rate risk, as part of a hedging strategy, or for other purposes related to the management of the Fund.  The derivative instruments in which the Fund may invest typically include options, futures and options on futures (including those relating to securities and interest rates), swap agreements (including credit default swap agreements on mortgage-related and asset-backed securities), options on swap agreements and other credit derivatives.
In deciding to buy and sell securities, the investment process of the Fund's sub-adviser, INA, begins with a macroeconomic view, and considers the overall risk environment in light of broad portfolio themes and overall portfolio quality in relation to the Fund's current positions.  Potential purchases and sales of securities are viewed on absolute and relative value bases in relation to other potential opportunities available to the Fund.
The Fund does not have any limitations regarding portfolio turnover and, at times, the Fund may engage in active and frequent trading, which will increase portfolio turnover.
The Acquiring Fund is not limited to investing in mortgage-related securities.  As of August 31, 2024, approximately 29.23% of the Acquiring Fund's portfolio consisted of U.S. mortgage-related securities, of which 1.74% were Ginnie Maes.

The Acquiring Fund and the Fund have substantially similar fundamental and non-fundamental investment restrictions, except that, as a fundamental policy, the Fund invests at least 65% of its net assets in Ginnie Maes.
Principal Investment Risks.  An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  It is not a complete investment program.  The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.
The risks associated with an investment in the Acquiring Fund and the Fund are similar but not identical.  Because the Fund invests a higher percentage of its assets in mortgage-related securities than the Acquiring Fund, the Fund is subject to a greater extent than the Acquiring Fund to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets.  Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage securities) the market prices for such securities are not guaranteed and will fluctuate.  Ginnie Maes carry additional risks and may be more volatile than other types of fixed-income securities due to unexpected changes in interest rates.  The Acquiring Fund normally invests in a diversified portfolio of fixed-income securities of U.S. and foreign issuers and, thus, may be subject to changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally that affect these securities to a greater extent than the Fund.  Because the Acquiring Fund may invest a higher percentage of its assets in fixed-income securities rated below investment grade and foreign issuers than the Fund, the Acquiring Fund may be subject to certain of the risks associated with investments in high yield securities and foreign securities to a greater extent than the Fund.  As of August 31, 2024, 2.19% of the Acquiring Fund's portfolio consisted of securities that were rated below investment grade.  As of August 31, 2024, the Fund did not own any securities that were rated below investment grade.
The Acquiring Fund and the Fund are subject to the following principal risks:
•
Fixed-income market risk:  (Each fund)  The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity.  Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.  Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates).  An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.  Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities.  Policy and legislative changes worldwide are affecting many aspects of financial regulation.  The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

•
Interest rate risk:  (Each fund)  Prices of certain mortgage-related and other fixed rate fixed-income securities tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect these securities and, accordingly, will cause the value of the fund's investments in these securities to decline.  A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions.  It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes.  During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates.  When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income.  Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance.  The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.  Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.  Mortgage-related securities can have a different interest rate sensitivity than other fixed-income securities, however, because of prepayment and extension risks.
Ginnie Maes carry additional risks and may be more volatile than other types of fixed-income securities due to unexpected changes in interest rates.
•
Mortgage-related securities risk:  (The Fund)  Mortgage-related securities are subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities.  The Fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets.  Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage securities) the market prices for such securities are not guaranteed and will fluctuate.  As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.  However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower.  The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield and/or cause the fund's share price to fall.  When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets.  This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

•
Liquidity risk:  (Each fund)  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value.  In such a market, the value of such securities and the fund's share price may fall dramatically.  Investments that are illiquid or that trade in lower volumes may be more difficult to value.

The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.  Foreign securities in which the Acquiring Fund may invest tend to have greater exposure to liquidity risk than domestic securities.

•
Market risk:  (Each fund)  The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

•
Portfolio turnover risk:  (The Fund)  The Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the Fund's after-tax performance.  The Fund's forward roll transactions will increase its portfolio turnover rate.

•
Derivatives risk:  (Each fund)  A small investment in derivatives could have a potentially large impact on the fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund.  Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended.   Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued).

•	Management risk: (Each fund) The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.
•
Issuer risk:  (The Acquiring Fund)  A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

•
Credit risk:  (The Acquiring Fund)  Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall.  The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

•
High yield securities risk:  (The Acquiring Fund)  High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments.  These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates.  During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

•	Foreign investment risk: (The Acquiring Fund) To the extent the Acquiring Fund invests in foreign securities, the Acquiring Fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.
•
Foreign government obligations and securities of supranational entities risk:  (The Acquiring Fund)  Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located.  A governmental obligor may default on its obligations.  Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

•
Government securities risk:  (The Acquiring Fund)  Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.  Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.  Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Acquiring Fund does not apply to the market value of such security or to shares of the fund itself.

Other Risks of the Reorganization.  In addition to the principal investment risks of investing in the Acquiring Fund, an investment in the combined fund is subject to the following risks:
•
Past performance.  Although the Acquiring Fund's Class A shares outperformed the Fund's Class A shares for the one-year, five-year and ten-year periods ended December 31, 2023, past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund's shares or the Fund's shares will perform in the future.

•
Risk that efficiencies are not realized.  By combining the Fund with the Acquiring Fund, management of BNYM Investment Adviser believes the Reorganization will enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a further reduction of shareholder expenses, permitting BNYM Investment Adviser and INA to more efficiently manage the combined fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including BNYM Investment Adviser—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases.  However, these desired efficiencies may not ultimately be realized.

Dividends and Other Distributions.  Each fund anticipates paying its shareholders any dividends once a month and any capital gain distributions annually.
Sales Charges, Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures.  No sales charge or CDSC will be imposed at the time of the Reorganization.  Purchases of Class A shares of each fund are subject to a front-end sales load.  Currently, Class A shares of the Fund are subject to a maximum front-end sales load of 4.50% pursuant to a front-end sales load schedule that has five breakpoints based on the size of the investor's purchase.  Purchases of the Fund's Class A shares in amounts of $1 million or more are not subject to a front-end sales load, but are subject to a 1% CDSC if such shares are redeemed within one year of purchase.  The Acquiring Fund's Class A shares are subject to a maximum front-end sales load of 4.50% pursuant to a front-end sales load schedule that has three breakpoints based on the size of the investor's purchase.  Purchases of the Acquiring Fund's Class A shares in amounts of $250,000 or more are not subject to a front-end sales load, but are subject to a 1% CDSC if such shares are redeemed within one year of purchase.  Class I shares, Class Y shares and Class Z shares of the Fund and Class I shares and Class Y shares of the Acquiring Fund are not subject to any sales charges.  Any redemption of the Acquiring Fund's Class C shares (or Class A shares subject to a CDSC) received in the Reorganization will be subject to the same CDSC as the redemption of the Fund's Class C shares (or Class A shares subject to a CDSC) and would be calculated from the date of original purchase of your Fund shares.  Any shares of the Acquiring Fund acquired after the Reorganization will be subject to any applicable sales charges and CDSCs.  Shares of the Fund and the Acquiring Fund currently are not subject to any exchange or redemption fees.
Class A shares and Class C shares of the Acquiring Fund are subject to the same cumulative distribution plan and/or shareholder services plan fees as shares of the corresponding class of the Fund.  Class A shares of each fund are subject to a shareholder services plan, pursuant to which the fund pays its distributor, BNY Mellon Securities Corporation (the "Distributor"), a fee at the annual rate of 0.25% of the value of the average daily net assets attributable to the respective fund's Class A shares for providing shareholder account service and maintenance (the "Shareholder Services Plan") with respect to Class A shares.  The Shareholder Services Plans permit the Distributor to pay financial intermediaries for providing shareholder account service and maintenance with respect to Class A shares.  Class C shares of each fund are subject to a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the fund pays the Distributor a fee at the annual rate of 0.75% of the value of the average daily net assets attributable to the respective fund's Class C shares for distributing Class C shares.  Class C shares of each fund also are subject to the fund's Shareholder Services Plan, pursuant to which the fund pays the Distributor a fee at the annual rate of 0.25% of the value of the average daily net assets attributable to the respective fund's Class C shares for providing shareholder account service and maintenance with respect to Class C shares.  The distribution plan and Shareholder Services Plan permit the Distributor to pay financial intermediaries for distributing Class C shares and providing shareholder account service and maintenance with respect to Class C shares, respectively.  Class Z shares are subject to an annual Rule 12b-1 fee of up to 0.20% to reimburse the Distributor for distributing Class Z shares, for advertising and marketing related to Class Z shares, and for providing account services and maintenance related to Class Z shares.
Class I shares and Class Y shares of the Fund and the Acquiring Fund are not subject to any distribution plan or shareholder services plan.
In general, for each share class, other than Class Y, the minimum initial investment for shares of the Fund and shares of the Acquiring Fund is $1,000 and the minimum subsequent investment is $100.  For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment.  Class Z shares of the Fund are generally closed to new investors.
Shares of the Acquiring Fund and Fund may be exchanged into shares of the same class, or another class in which the shareholder is eligible to invest, of another fund in the BNY Mellon Family of Funds.  Class Z shares of the Fund may be exchanged into shares of certain other funds in the BNY Mellon Family of Funds.
Shares of each fund may be purchased, redeemed or exchanged each day the New York Stock Exchange is open, at the relevant fund's net asset value determined after receipt of a request in good order.
Fees and Expenses.  Under its agreement with BNYM Investment Adviser, the Fund has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 0.50% of the value of the Fund's average daily net assets.  BNYM Investment Adviser, in turn, pays INA for the provision of sub-investment advisory services to the Fund.  Under its agreement with BNYM Investment Adviser, the Acquiring Fund has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 0.35% of the value of the Acquiring Fund's average daily net assets.  BNYM Investment Adviser, in turn, pays INA for the provision of sub-investment advisory services to the Acquiring Fund.
The Acquiring Fund's shares had a lower gross annual expense ratio (before current fee waivers and expense reimbursements) than the Fund and the same or a lower net annual expense ratio (after current fee waivers and expense reimbursements) as the Fund, based on the expenses of each fund as of August 31, 2024.
BNYM Investment Adviser has contractually agreed, until December 31, 2025, to waive receipt of its fees and/or assume the direct expenses of the Acquiring Fund so that the direct expenses of none of the Acquiring Fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.45%.  On or after December 31, 2025, BNYM Investment Adviser may terminate this expense limitation agreement at any time.  Total expenses of the Acquiring Fund may increase after the termination of this expense limitation agreement.
BNYM Investment Adviser has contractually agreed, until August 30, 2025, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the direct expenses of the Fund's Class A shares, Class C shares, Class I shares, Class Y shares and Class Z shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of 0.80%, 1.55%, 0.55%, 0.55% and 0.70%, respectively.  On or after August 30, 2025, BNYM Investment Adviser may terminate this expense limitation agreement at any time.  Total expenses of the Fund may increase after the termination of this expense limitation agreement.
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund, shares of the Acquiring Fund or shares of the Acquiring Fund post-Reorganization.  You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or example below.  The fees and expenses set forth in the tables below for the Fund and the Acquiring Fund are as of August 31, 2024.  The "Pro Forma After Reorganization" operating expenses information set forth below is based on the fees and expenses of each fund, as of August 31, 2024, as adjusted showing the effect of the consummation of the Reorganization.

	Fund BNY Mellon U.S. Mortgage Fund, Inc. Class A Shares	Fund BNY Mellon U.S. Mortgage Fund, Inc. Class Z Shares	Acquiring Fund BNY Mellon Core Plus Fund Class A Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon Core Plus Fund Class A Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50	none	4.50	4.50

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none[1]	none	none[2]	none[2]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.50	.50	.35	.35
Distribution (12b-1) fees	none	.20	none	none
Other expenses:
Shareholder services fees	.25	none	.25	.25
Miscellaneous other expenses	.32	.27	.12	.11
Total other expenses	.57	.27	.37	.36
Total annual fund operating expenses	1.07	.97	.72	.71
Fee waiver and/or expense reimbursement	(.27)[3]	(.27)[4]	(.02)[5]	(.01)[5]
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.80	.70	.70	.70
[1]	Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.
[2]	Class A shares bought without an initial sales charge as part of an investment of $250,000 or more may be charged a deferred sales charge of 1.00% if redeemed within one year.
[3]
BNYM Investment Adviser has contractually agreed, until August 30, 2025, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the direct expenses of the Fund's Class A shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of .80%.  On or after August 30, 2025, BNY Mellon Investment Adviser may terminate this expense limitation agreement at any time.

[4]
BNYM Investment Adviser has contractually agreed, until August 30, 2025, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the direct expenses of the Fund's Class Z shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of .70%.  On or after August 30, 2025, BNY Mellon Investment Adviser may terminate this expense limitation agreement at any time.

[5]
BNYM Investment Adviser has contractually agreed, until December 31, 2025, to waive receipt of its fees and/or assume the direct expenses of the Acquiring Fund so that the direct expenses of none of the Acquiring Fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45%.  On or after December 31, 2025, BNY Mellon Investment Adviser may terminate this expense limitation agreement at any time.

	Fund BNY Mellon U.S. Mortgage Fund, Inc. Class C Shares	Acquiring Fund BNY Mellon Core Plus Fund Class C Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon Core Plus Fund Class C Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	1.00	1.00	1.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.50	.35	.35
Distribution (12b-1) fees	.75	.75	.75
Other expenses:
Shareholder services fees	.25	.25	.25
Miscellaneous other expenses	.54	.14	.14
Total other expenses	.79	.39	.39
Total annual fund operating expenses	2.04	1.49	1.49
Fee waiver and/or expense reimbursement	(.49)[1]	(.04)[2]	(.04)[2]
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.55	1.45	1.45
[1]
BNYM Investment Adviser has contractually agreed, until August 30, 2025, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the direct expenses of the Fund's Class C shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of 1.55%.  On or after August 30, 2025, BNY Mellon Investment Adviser may terminate this expense limitation agreement at any time.

2
BNYM Investment Adviser has contractually agreed, until December 31, 2025, to waive receipt of its fees and/or assume the direct expenses of the Acquiring Fund so that the direct expenses of none of the Acquiring Fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45%.  On or after December 31, 2025, BNY Mellon Investment Adviser may terminate this expense limitation agreement at any time.

	Fund BNY Mellon U.S. Mortgage Fund, Inc. Class I Shares	Acquiring Fund BNY Mellon Core Plus Fund Class I Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon Core Plus Fund Class I Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.50	.35	.35
Distribution (12b-1) fees	none	none	none
Other expenses:
Shareholder services fees	none	none	none
Miscellaneous other expenses	.32	.10	.10
Total other expenses	.32	.10	.10
Total annual fund operating expenses	.82	.45	.45
Fee waiver and/or expense reimbursement	(.27)[1]	N/A	N/A
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.55	.45	.45
[1]
BNYM Investment Adviser has contractually agreed, until August 30, 2025, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the direct expenses of the Fund's Class I shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of .55%.  On or after August 30, 2025, BNY Mellon Investment Adviser may terminate this expense limitation agreement at any time.

	Fund BNY Mellon U.S. Mortgage Fund, Inc. Class Y Shares	Acquiring Fund BNY Mellon Core Plus Fund Class Y Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon Core Plus Fund Class Y Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.50	.35	.35
Distribution (12b-1) fees	none	none	none
Other expenses:
Shareholder services fees	none	none	none
Miscellaneous other expenses	.20	.04	.04
Total other expenses	.20	.04	.04
Total annual fund operating expenses	.70	.39	.39
Fee waiver and/or expense reimbursement	(.15)[1]	N/A	N/A
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.55	.39	.39
[1]
BNYM Investment Adviser has contractually agreed, until August 30, 2025, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the direct expenses of the Fund's Class Y shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of .55%.  On or after August 30, 2025, BNY Mellon Investment Adviser may terminate this expense limitation agreement at any time.

Example
The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund.  The Example assumes that you invest $10,000 in the respective fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses, which are as of August 31, 2024, remain the same.  The Example also reflects applicable class sales charges, which will not be imposed at the time of the Reorganization.  The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement agreements by BNYM Investment Adviser.  The "Pro Forma After Reorganization" Example is based on the net operating expenses of the funds, as of August 31, 2024, as adjusted showing the effect of the consummation of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund
BNY Mellon U.S. Mortgage Fund, Inc.
	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period)	$528	$749	$989	$1,674
Class C (with redemption at end of period)	$258	$592	$1,053	$2,330
Class C (without redemption at end of period)	$158	$592	$1,053	$2,330
Class I (with or without redemption at end of period)	$56	$235	$429	$988
Class Y (with or without redemption at end of period)	$56	$209	$375	$856
Class Z (with or without redemption at end of period)	$72	$282	$510	$1,165

Acquiring Fund
BNY Mellon Core Plus Fund
	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period)	$518	$668	$831	$1,302
Class C (with redemption at end of period)	$248	$467	$809	$1,776
Class C (without redemption at end of period)	$148	$467	$809	$1,776
Class I (with or without redemption at end of period)	$46	$144	$252	$567
Class Y (with or without redemption at end of period)	$40	$125	$219	$493

Acquiring Fund Pro Forma After Reorganization
BNY Mellon Core Plus Fund
	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period)	$518	$666	$826	$1,292
Class C (with redemption at end of period)	$248	$467	$809	$1,776
Class C (without redemption at end of period)	$148	$467	$809	$1,776
Class I (with or without redemption at end of period)	$46	$144	$252	$567
Class Y (with or without redemption at end of period)	$40	$125	$219	$493

Each fund may pay a transaction cost or spread when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs or spreads.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance.  During its most recent fiscal year, the portfolio turnover rates of the Fund and the Acquiring Fund were 236.03% and 66.05%, respectively, of the average value of the respective fund's portfolio.
Past Performance.  The Acquiring Fund will be the accounting survivor in the Reorganization.  The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund.  The Acquiring Fund commenced operations after all of the assets of another investment company advised by the Acquiring Fund's sub-adviser, Insight Investment Grade Bond Fund (the "predecessor fund"), were transferred to the Acquiring Fund in exchange for Class Y shares of the Acquiring Fund in a tax-free reorganization on February 2, 2018.  The bar chart for the Acquiring Fund shows the changes in the performance of the fund's Class A shares from year to year based on the performance of the predecessor fund's Institutional Class shares for periods prior to February 2, 2018 and the performance of the for the Acquiring Fund's Class A shares thereafter.  The bar chart for the Fund shows the changes in the performance of the Fund's Class A shares from year to year.  Sales charges, if any, are not reflected in the bar chart and, if those charges were included, returns would have been less than those shown.  The table for each fund compares the average annual total returns of the respective fund's shares (based on the performance of the predecessor fund's Institutional Class shares for periods prior to February 2, 2018 for the Acquiring Fund and the performance of the respective class of the Acquiring Fund's shares thereafter) to those of a broad measure of market performance.  Past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund or the Fund will perform in the future.  Performance for each share class will vary due to differences in expenses and sales charges.  More recent performance information may be available at www.bny.com/investments.
After-tax performance is shown only for Class A shares of the Acquiring Fund and the Fund.  After-tax performance of each fund's other share classes will vary due to differences in expenses and sales charges.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.
Performance for the Acquiring Fund's Class A shares, Class C shares, Class I shares and Class Y shares represents the performance of the predecessor fund's Institutional Class shares for periods prior to February 2, 2018.  Such performance figures have not been adjusted to reflect applicable class fees and expenses of Class A shares, Class C shares, Class I shares and Class Y shares; if such fees and expenses had been reflected, the performance shown for Class A shares and Class C shares would have been lower.  Each share class is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes have different expenses.
Acquiring Fund
BNY Mellon Core Plus Fund — Class A Shares*
Year-by-Year Total Returns as of 12/31 each year (%)

During the periods shown in the chart: Best Quarter:	Q4, 2023	7.26%
Worst Quarter:	Q2, 2022	-6.44%

The year-to-date total return of the Fund's shares as of 9/30/24 was 5.61%.
*	Represents the performance of the predecessor fund's Institutional Class shares for periods prior to February 2, 2018 and the performance of the fund's Class A shares thereafter.

Acquiring Fund
BNY Mellon Core Plus Fund
Average Annual Total Returns (as of 12/31/23)
Class	1 Year	5 Years	10 Years
Class A returns before taxes	1.92%	1.14%	2.12%
Class A returns after taxes on distributions	0.38%	-0.09%	0.84%
Class A returns after taxes on distributions and sale of fund shares	1.10%	0.36%	1.07%
Class C returns before taxes	5.09%	1.33%	2.15%
Class I returns before taxes	7.15%	2.35%	2.76%
Class Y returns before taxes	7.21%	2.39%	2.77%
Bloomberg U.S. Aggregate Bond Index reflects no deductions for fees, expenses or taxes	5.53%	1.10%	1.81%

For the Fund's Class I shares and Class Y shares, periods prior to the inception date reflect the performance of the Fund's Class Z shares.  Such performance figures have not been adjusted to reflect applicable class fees and expenses of Class I shares and Class Y shares.  Each share class is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes have different expenses.

Fund
BNY Mellon U.S. Mortgage Fund, Inc. — Class A Shares
Year-by-Year Total Returns as of 12/31 each year (%)

During the periods shown in the chart: Best Quarter:	Q4, 2023	5.97%
Worst Quarter:	Q3, 2022	-4.93%

The year-to-date total return of the Fund's shares as of 9/30/24 was 5.07%.

Fund
BNY Mellon U.S. Mortgage Fund, Inc.
Average Annual Total Returns (as of 12/31/23)
Class (Inception Date)	1 Year	5 Years	10 Years
Class A returns before taxes	-0.02%	-1.03%	0.17%
Class A returns after taxes on distributions	-1.15%	-2.03%	-0.76%
Class A returns after taxes on distributions and sale of fund shares	-0.04%	-1.18%	-0.25%
Class C returns before taxes	2.92%	-0.87%	-0.16%
Class I (8/31/16) returns before taxes	5.03%	0.14%	0.83%
Class Y (9/1/15) returns before taxes	5.03%	0.12%	0.86%
Class Z returns before taxes	4.86%	-0.01%	0.74%
Bloomberg GNMA Index reflects no deductions for fees, expenses or taxes	5.40%	0.34%	1.34%
Bloomberg U.S. Aggregate Bond Index reflects no deductions for fees, expenses or taxes	5.53%	1.10%	1.81%

FUND DETAILS
Goal and Approach.  The Acquiring Fund seeks high total return consistent with preservation of capital.  The Fund seeks to maximize total return, consisting of capital appreciation and current income.  Each fund's investment objective is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities.
To pursue its goal, the Acquiring Fund normally invests in a diversified portfolio of fixed-income securities of U.S. and foreign issuers.  The fixed-income securities in which the Acquiring Fund may invest include:  (i) securities issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises (U.S. government securities); (ii) corporate debt securities, including bonds, notes, debentures, convertible securities, preferred stock and corporate commercial paper, issued by U.S. and non-U.S. corporations and other entities, such as master limited partnerships; (iii) mortgage-related securities; (iv) asset-backed securities; (v) inflation indexed bonds issued by governments or corporations; (vi) structured notes (i.e., specially designed debt instruments whose return is determined by reference to an index or security); (vii) loan participations and assignments; (viii) delayed funding loans and revolving credit facilities; (ix) bank certificates of deposit, fixed time deposits and bankers' acceptances; (x) repurchase agreements and reverse repurchase agreements; (xi) debt securities issued by states or local governments or their agencies, authorities or other government sponsored enterprises (municipal securities); (xii) obligations of foreign governments or their subdivisions, agencies or government sponsored enterprises; and (xiii) obligations of international agencies or supranational entities.  These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. mortgage-related securities.  These mortgage-related securities may include certificates (debt securities) issued, and guaranteed as to timely payment of principal and interest, by the Government National Mortgage Association (GNMA) (popularly called "Ginnie Maes"); securities issued by government-related organizations such as Fannie Mae and Freddie Mac; residential and commercial mortgage-backed securities issued by governmental agencies or private entities; and collateralized mortgage obligations (CMOs).
The Fund will invest at least 65% of its net assets in Ginnie Maes.  Ginnie Maes are backed by a pool of residential mortgages, which "pass through" to investors the interest and principal payments of homeowners.  The GNMA, a U.S. government corporation, guarantees that investors will receive timely principal and interest payments even if homeowners do not make mortgage payments on time.  This guarantee is backed by the full faith and credit of the United States.  The Fund's policy with respect to the investment of at least 80% of its net assets may be changed by the Fund's Board upon 60 days' prior notice to shareholders.  However, the Fund's policy to invest at least 65% of its net assets in GNMAs may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities.
The Acquiring Fund normally invests primarily in fixed-income securities rated, at the time of purchase, investment grade (i.e., Baa3/BBB- or higher) or, if unrated, determined to be of comparable quality by INA, the Acquiring Fund's sub-adviser.  The Acquiring Fund, however, may invest up to 25% of its net assets in fixed-income securities rated, at the time of purchase, below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by the Acquiring Fund's sub-adviser.
The Fund can invest in privately issued mortgage-backed securities with a "BBB" or higher credit quality, but currently intends to invest in only those securities with an "A" or higher credit quality.  These securities may include single-family rental pass-through certificates representing beneficial ownership interests in loans secured by mortgages on single-family rental properties.  Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees.
As of August 31, 2024, the average credit quality rating of the Acquiring Fund's portfolio was A1/A2.  As of August 31, 2024, 2.19% of the Acquiring Fund's portfolio consisted of securities that were rated below investment grade.  As of August 31, 2024, the average credit quality rating of the Fund's portfolio was AAA.  As of August 31, 2024, the Fund did not own any securities that were rated below investment grade.
Typically, the Acquiring Fund's portfolio can be expected to have an average effective duration ranging between three and eight years.  The Acquiring Fund's sub-adviser may lengthen or shorten the Acquiring Fund's portfolio duration outside this range depending on its evaluation of market conditions.  The Acquiring Fund does not have any restrictions on its average effective portfolio maturity or on the maturity or duration of the individual fixed-income securities the Acquiring Fund may purchase.  Duration is an indication of an investment's "interest rate risk," or how sensitive a security or the Acquiring Fund's portfolio may be to changes in interest rates.  Generally, the longer a security's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.  The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates.  For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%.  Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.  In calculating average effective duration, the Acquiring Fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.
The Fund is not subject to any maturity or duration restrictions.  However, under normal conditions, the dollar-weighted average maturity of the Fund's portfolio generally is not expected to exceed 30 years, and the Fund's average duration generally is not expected to exceed eight years.  Dollar-weighted average maturity is an average of the stated maturities of the fixed-income securities held by the Fund, based on their dollar-weighted proportions in the fund.
As of August 31, 2024, the dollar-weighted average maturity and the average duration of the Fund's portfolio were 6.36 years and 5.02 years, respectively.  As of August 31, 2024, the dollar-weighted average maturity and the average duration of the Acquiring Fund's portfolio were 9.13 years and 5.89 years, respectively.
Securities in which the Acquiring Fund invests may be denominated in foreign currencies.  To protect the Acquiring Fund against potential depreciation of such foreign currencies versus the U.S. dollar, the Acquiring Fund may engage in currency hedging.  Currency exposures may be selectively hedged through the use of currency spot, forward and swap contracts to seek to provide protection from currency losses.  In addition, the Acquiring Fund may invest directly in foreign currencies.  The Acquiring Fund may invest up to 20% of its net assets in the securities of issuers located in emerging market countries.  The Acquiring Fund considers emerging market countries to be those countries included in the MSCI Emerging Markets Index.  Emerging market countries in which the Acquiring Fund may invest may have sovereign ratings that are below investment grade or are unrated.
In constructing the Acquiring Fund's portfolio, the sub-adviser relies primarily on proprietary, internally-generated credit research.  This credit research focuses on both industry/sector analysis and detailed individual security selection.  The Acquiring Fund's sub-adviser seeks to identify investment opportunities for the Acquiring Fund based on the relative value of securities.  The sub-adviser analyzes individual issuer credit risk based on factors such as management depth and experience, competitive advantage, market and product position and overall financial strength.  The sub-adviser may supplement its internal research with external, third-party credit research and related credit tools.
The Acquiring Fund may sell securities when the sub-adviser anticipates market declines or credit downgrades.  In addition, the fund may sell securities when the sub-adviser identifies new investment opportunities.  Under adverse market conditions, the Acquiring Fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash.
In deciding to buy and sell securities, the investment process of the Fund's sub-adviser begins with a macroeconomic view, and considers the overall risk environment in light of broad portfolio themes and overall portfolio quality in relation to the Fund's current positions.  Potential purchases and sales of securities are viewed on absolute and relative value bases in relation to other potential opportunities available to the Fund.  Under adverse market conditions, the Fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash.

Each fund may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage interest rate risk, as part of a hedging strategy, and in the case of the Acquiring Fund to manage the effective duration or maturity of the Acquiring Fund's portfolio, or for other purposes related to the management of the fund.  The derivative instruments in which the Acquiring Fund may invest typically include options, futures and options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts (including foreign currency forward contracts), swaps (including total return, currency, interest rate and credit default swaps), and other derivative instruments (including structured notes).  The derivative instruments in which the Fund may invest typically include options, futures and options on futures (including those relating to securities and interest rates), swap agreements (including credit default swap agreements on mortgage-related and asset-backed securities), options on swap agreements and other credit derivatives.  To the extent such derivative instruments have similar economic characteristics to U.S. mortgage-related securities as described in the Fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instruments will be included in the 80% calculation.  Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset.  Each fund's derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.
Each fund also may purchase or sell securities on a forward commitment (including "TBA" (to be announced) basis.  These transactions involve a commitment by the fund to purchase or sell particular securities, such as mortgage-related securities, with payment and delivery taking place at a future date, and permit the fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.
To enhance current income, the Fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the Fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price.  Forward roll transactions will significantly increase the Fund's portfolio turnover rate.  The Fund may purchase and sell securities, including mortgage dollar rolls, in advance through forward commitment transactions, in which the Fund agrees to buy or sell a security in the future at an agreed upon price.
The Acquiring Fund may invest in mortgage-backed securities.  Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.  The Acquiring Fund may invest in agency or non-agency mortgage-backed securities, including privately-issued mortgage pass-through securities, which generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees.  These mortgage-related securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.  In addition, some mortgage-related securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.
The Acquiring Fund may invest in collateralized loan obligations (CLOs).  A CLO is a trust typically collateralized substantially by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield.  Senior tranches typically have higher ratings and lower yields than the CLO's underlying securities and subordinated tranches, and may be rated investment grade.  The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

The Acquiring Fund may invest in other asset-backed securities.  Such asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property, as well as home equity line of credit loans and other second-lien mortgages.  Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value.
The Fund does not have any limitations regarding portfolio turnover and, at times, the Fund may engage in active and frequent trading, which will increase portfolio turnover.  Forward roll transactions will increase the Fund's portfolio turnover rate.
Additional Investment Risks.  In addition to the principal risks described above, the Acquiring Fund and the Fund are subject to the following additional risks that are not anticipated to be principal risks of investing in the Acquiring Fund or the Fund:
•
Leverage risk.  To the extent the Acquiring Fund or Fund uses leverage, it will be subject to leverage risk.  The use of leverage, such as investing in inverse floaters and engaging in forward commitment transactions, may cause taxable income and may magnify the Acquiring Fund's or the Fund's gains or losses.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.

•
Forward commitments risk:  The purchase or sale of securities on a forward commitment basis means delivery and payment take place at a future date at a predetermined price.  When purchasing a security on a forward commitment basis, the fund would assume the risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value.

•
Temporary investment risk.  Under adverse market conditions, the Acquiring Fund or the Fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash.  Although the Acquiring Fund or the Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market.  To the extent the Acquiring Fund or the Fund invests defensively in these securities, such fund's investments .may not be consistent with its principal investment strategies and may not achieve its investment objective.  Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

The Acquiring Fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the Acquiring Fund:
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Mortgage-related securities risk:  Mortgage-related securities are subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities.  The Acquiring Fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets.  Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage securities) the market prices for such securities are not guaranteed and will fluctuate.  Privately issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed debt securities.  As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.  However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the Acquiring Fund to purchase new securities at current market rates, which usually will be lower.  The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the Acquiring Fund's potential price gain in response to falling interest rates, reduce the Acquiring Fund's yield and/or cause the Acquiring Fund's share price to fall.  Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization.  When interest rates rise, the effective duration of the Acquiring Fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets.  This is known as extension risk and would increase the Acquiring Fund's sensitivity to rising interest rates and its potential for price declines.
•
Asset-backed securities risk:  Asset-backed securities are subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities.  General downturns in the economy could cause the value of asset-backed securities to fall.  Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans.  During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate.  Accordingly, the Acquiring Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.  The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates.

•
Municipal securities risk:  The amount of public information available about municipal securities is generally less than that for corporate equities or bonds.  Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Acquiring Fund's investments in municipal securities.  Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue.  The municipal securities market can be susceptible to increases in volatility and decreases in liquidity.  Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.  Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates).  An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the Acquiring Fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Acquiring Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Acquiring Fund's share price and increase the Acquiring Fund's liquidity risk and fund expenses.  Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the Acquiring Fund's share price.  Any such credit impairment could adversely impact the value of their bonds, which could negatively impact the performance of the Acquiring Fund.

•	Inflation-indexed security risk: Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation.  If the index measuring inflation falls, the interest payable on these securities will be reduced.  The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities.  Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal.  Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.  As a result, the Acquiring Fund may be required to make annual distributions to shareholders that exceed the cash the Acquiring Fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so.  Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.
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Zero coupon securities risk:  Zero coupon securities are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date).  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.  In addition, unlike bonds which pay cash interest throughout the period to maturity, the fund will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the Acquiring Fund may obtain no return at all on its investment.  The Internal Revenue Code requires the holder of a zero coupon security to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for federal income tax, the Acquiring Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy this distribution requirement.

•
Emerging market risk:  The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult.  In addition, such securities may be below investment grade quality and predominantly speculative.  The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates.  Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets.  Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.  Investments in these countries may be subject to political, economic, legal, market and currency risks.  Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies.  The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses, and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

•
Foreign currency risk:  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates may fluctuate significantly over short periods of time.  Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.
•
Structured notes risk:  Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of derivative instruments.  Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

•
Convertible securities risk:  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer.  Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations.  Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.  Synthetic convertible securities are subject to additional risks, including risks associated with derivatives.

•
Preferred stock risk:  Preferred stock is a class of a capital stock that typically pays dividends at a specified rate.  Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer.  The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

•
Floating rate loan risk:  Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade.  Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete.  The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads.  The lack of an active trading market for certain floating rate loans may impair the ability of the Acquiring Fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans.  There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the Acquiring Fund's portfolio managers may be required to rely primarily on their own evaluation of a borrower's credit quality rather than on any available independent sources.  The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer's obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate.  In the event of the bankruptcy of a borrower, the Acquiring Fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan.  These laws may be less developed and more cumbersome with respect to the Acquiring Fund's non-U.S. investments.  Uncollateralized senior loans involve a greater risk of loss.  Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Acquiring Fund, such as invalidation of loans.  The floating rate loans in which the Acquiring Fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative.  As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.  Floating rate loans may not be considered to be "securities" for purposes of the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information, so that purchasers, such as the Acquiring Fund, may not have the benefit of these protections.
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Participation interests and assignments risk:  A participation interest gives the Acquiring Fund an undivided interest in a loan in the proportion that the Acquiring Fund's participation interest bears to the total principal amount of the loan, but does not establish any direct relationship between the Acquiring Fund and the borrower.  If a floating rate loan is acquired through a participation, the Acquiring Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Acquiring Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation.  As a result, the Acquiring Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.  The Acquiring Fund also may invest in a loan through an assignment of all or a portion of such loan from a third party.  If a floating rate loan is acquired through an assignment, the Acquiring Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

•
CLOs risk:  The risks of an investment in a CLO depend largely on the type of the collateral and the tranche of the CLO in which the Acquiring Fund invests.  CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults, as well as aversion to CLO securities as an asset class.  Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws and may not have an active secondary trading market.  As a result, investments in CLOs may be characterized by the Acquiring Fund as illiquid securities.  In addition to the normal risks associated with credit-related securities discussed elsewhere in this prospectus (e.g., interest rate risk and default risk), investments in CLOs may be more volatile, less liquid and more difficult to price than other types of investments.

•
Prepayment risk:  Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity.  Issuers often exercise this right when interest rates fall.   In addition, floating rate loans may not have call protection and may be prepaid partially or in full at any time without penalty.  If an issuer "calls" its securities during a time of declining interest rates, the Acquiring Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.  During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

•
Repurchase agreement counterparty risk:  The Acquiring Fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

•
Portfolio turnover risk:  The Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the Acquiring Fund's after-tax performance.

Investment Adviser and Sub-Adviser.  The investment adviser for the Acquiring Fund and the Fund is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286.  Founded in 1947, BNYM Investment Adviser manages approximately $337 billion in 98 mutual fund portfolios.  BNYM Investment Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle.  Whether providing financial services for institutions, corporations or individual investors, BNY delivers informed investment management and investment services in 35 countries.  BNY is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY has $48.8 trillion in assets under custody and administration and $2.0 trillion in assets under management.  BNY Mellon and BNY are the corporate brands of The Bank of New York Mellon Corporation.  BNY Investments is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bny.com/corporate/global/en/solutions/investment-management.html.
For the fiscal year ended April 30, 2024, the Acquiring Fund paid BNYM Investment Adviser a management fee at the annual rate of .35% of the value of the Acquiring Fund's average daily net assets.  A discussion regarding the basis for the Acquiring Company's Board of Directors approving the Acquiring Fund's management agreement with BNYM Investment Adviser is available in the Acquiring Fund's semi-annual report for the six-month period ended October 31, 2023, and, for the most recent approval, will be available in the Acquiring Fund's annual report for the fiscal year ending April 30, 2025.
For the fiscal year ended April 30, 2024, the Fund paid BNYM Investment Adviser a management fee at the effective annual rate of 0.31% of the value of the Fund's average daily net assets.  The Fund paid BNYM Investment Adviser an effective management fee at a lower rate due to an undertaking by BNYM Investment Adviser to waive fees and/or reimburse fund expenses during the period.  The Fund has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 0.50% of the value of the Fund's average daily net assets.  A discussion regarding the basis for the Fund's Board approving the Fund's management agreement with BNYM Investment Adviser is available in the Fund's semi-annual report for the six-month period ended October 31, 2023, and, for the most recent approval, will be available in the Fund's annual report for the fiscal year ending April 30, 2025.
BNYM Investment Adviser has engaged its affiliate, Insight North America LLC, to serve as sub-adviser for the Acquiring Fund and the Fund.  INA is an indirect wholly-owned subsidiary of BNY registered in the United States with the Commission as an investment adviser.  INA's principal office is located at 200 Park Avenue, New York, New York 10166.  As of September 30, 2024, INA had approximately $148.4 billion of assets under management.  Assets under management (AUM) is represented by the value of a client's assets or liabilities managed by INA.  These will primarily be the mark-to-market value of investments managed by INA, including collateral if applicable.  Where a client mandate requires INA to manage some or all of a client's liabilities, AUM will be equal to the value of the client's specific liability benchmark and/or the notional value of other risk exposure through the use of derivatives.  INA, subject to BNYM Investment Adviser's supervision and approval, provides day-to-day management of the assets of the Fund and the Acquiring Fund.  A discussion regarding the basis for the Acquiring Company's Board of Directors approving the sub-investment advisory agreement between BNYM Investment Adviser and INA, with respect to the Acquiring Fund, is available in the Acquiring Fund's semi-annual report for the six-month period ended October 31, 2023, and, for the most recent approval, will be available in the Acquiring Fund's annual report for the fiscal year ending April 30, 2025.  With respect to the Fund, BNYM Investment Adviser and INA have entered into an interim sub-investment advisory agreement, which became effective on November 1, 2024 (the "Effective Date").  In accordance with the requirements of Rule 15a-4 under the 1940 Act, the interim sub-investment advisory agreement has a maximum term of 150 days from the Effective Date.  A discussion regarding the basis for the Fund's Board approving the interim sub-investment advisory agreement between BNYM Investment Adviser and INA will be available in the Acquiring Fund's annual report for the fiscal year ending April 30, 2025.
Primary Portfolio Managers.  James DiChiaro, Scott Zaleski, CFA and Brendan Murphy, CFA are the Acquiring Fund's primary portfolio managers, positions they have held since August 2019, November 2023 and February 2024, respectively, and will manage the combined fund if the Reorganization is approved and consummated.  Messrs. DiChiaro, Zaleski and Murphy are jointly and primarily responsible for managing the Acquiring Fund's portfolio.  Mr. DiChiaro is a senior portfolio manager of the fixed income team at INA and has been employed by INA or a predecessor company of INA since 1999.  Mr. Zaleski is Co-Head of US Multi-Sector Fixed Income at INA and has been employed by INA or a predecessor company of INA since 2014.  Mr. Murphy is Head of Fixed Income, North America, at INA and has been employed by INA or a predecessor company of INA since 2005.  The Fund's primary portfolio manager is Robert Bayston, a position he has held since November 1, 2024.  Mr. Bayston is Head of U.S. Government and Mortgage Portfolios at INA and is primarily responsible for the day-to-day management of the Fund's portfolio.  He has been employed by INA or a predecessor company since September 2001.
Board Members.  The Acquiring Company and the Fund each have the same Board members.  All of the Board members of the Acquiring Company and the Fund are Independent Board Members.
Independent Registered Public Accounting Firm.  Ernst & Young LLP is the independent registered public accounting firm for the Acquiring Fund and the Fund.
Other Service Providers.  BNY Mellon Securities Corporation ("BNYMSC"), a wholly-owned subsidiary of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as distributor (i.e., principal underwriter) of the Acquiring Fund's and the Fund's shares pursuant to a distribution agreement between the Acquiring Fund and BNYMSC and the Fund and BNYMSC, respectively.
The Bank of New York Mellon, an affiliate of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the Acquiring Fund's and the Fund's custodian and provides each fund with cash management services.
BNY Mellon Transfer, Inc., a wholly-owned subsidiary of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the Acquiring Fund's and the Fund's transfer and dividend disbursing agent.
Capitalization.  The Fund has classified and issued five classes of shares—Class A shares, Class C shares, Class I shares, Class Y shares and Class Z shares of common stock, and the Acquiring Fund has classified and issued four classes of shares—Class A shares, Class C shares, Class I shares and Class Y shares of common stock.  Fund shareholders will receive the corresponding class of shares of the Acquiring Fund, except that holders of the Fund's Class Z shares will receive Class A shares of the Acquiring Fund, in the Reorganization.  The following tables set forth, as of October 31, 2024, (1) the capitalization of the Fund's Class A shares, Class C shares, Class I shares, Class Y shares and Class Z shares, (2) the capitalization of the Acquiring Fund's Class A shares, Class C shares, Class I shares and Class Y shares and (3) the pro forma capitalization of the Acquiring Fund's Class A shares, Class C shares, Class I shares and Class Y shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund BNY Mellon U.S. Mortgage Fund Class A	Fund BNY Mellon U.S. Mortgage Fund Class Z	Acquiring Fund BNY Mellon Core Plus Fund Class A	Adjustments	Acquiring Fund Pro Forma After Reorganization BNY Mellon Core Plus Fund Class A
Total net assets	$11,510,715	$159,110,569	$338,118,039		$508,739,323
Net asset value per share	$12.74	$12.74	$9.20	-	$9.20
Shares outstanding	903,774	12,485,074	36,733,766	5,151,795	55,274,409

	Fund BNY Mellon U.S. Mortgage Fund Class C	Acquiring Fund BNY Mellon Core Plus Fund Class C	Adjustments	Acquiring Fund Pro Forma After Reorganization BNY Mellon Core Plus Fund Class C
Total net assets	$193,688	$22,964,001		$23,157,689
Net asset value per share	$12.76	$9.21	-	$9.21
Shares outstanding	15,184	2,493,414	5,852	2,514,450
	Fund BNY Mellon U.S. Mortgage Fund Class I	Acquiring Fund BNY Mellon Core Plus Fund Class I	Adjustments	Acquiring Fund Pro Forma After Reorganization BNY Mellon Core Plus Fund Class I
Total net assets	$1,980,521	$1,849,881,706		$1,851,862,227
Net asset value per share	$12.76	$9.21	-	$9.21
Shares outstanding	155,255	200,931,368	59,842	201,146,465
	Fund BNY Mellon U.S. Mortgage Fund Class Y	Acquiring Fund BNY Mellon Core Plus Fund Class Y	Adjustments	Acquiring Fund Pro Forma After Reorganization BNY Mellon Core Plus Fund Class Y
Total net assets	$837.63	$32,176,714		$32,177,552
Net asset value per share	$12.74	$9.21	-	$9.21
Shares outstanding	65.746	3,493,786	25	3,493,877

As of October 31, 2024, the Acquiring Fund's total net assets (attributable to Class A shares, Class C shares, Class I shares and Class Y shares) were $2,243,140,460 and the Fund's total net assets (attributable to Class A shares, Class C shares, Class I shares, Class Y shares and Class Z shares) were $172,796,331.  Each share has one vote.  Shares have no preemptive or subscription rights and are freely transferable.  All share classes of the Acquiring Fund and the Fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.
Purchase Procedures.  The purchase procedures of the Acquiring Fund and the Fund and the automatic investment services they offer are identical.
The price for Class A shares, Class C shares, Class I shares, Class Y shares and Class Z shares of the Fund and Class A shares, Class C shares, Class I shares and Class Y shares of the Acquiring Fund is the net asset value per share, which is calculated as of the scheduled close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business, plus, with respect to purchases of Class A shares of the Fund or the Acquiring Fund, an initial sales charge that may apply to the purchase.  Shares of the Fund and the Acquiring Fund are priced at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity, adjusted for any applicable sales charge.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's purchase procedures.
Class Z shares of the Fund generally are offered only to shareholders of the Fund who have accounts that existed since the date the Fund's shares were classified as Class Z shares.  To be eligible to purchase Class Z shares, such shareholders must purchase Class Z shares of the Fund directly from the Fund for accounts maintained with the Fund.
Distribution (12b-1) Plans.  Class C shares of the Fund and the Acquiring Fund are each subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan") pursuant to which the Fund and the Acquiring Fund pay the Distributor a fee at an annual rate of 0.75% of the value of the average daily net assets attributable to their respective fund's Class C shares to finance the sale and distribution of such shares.  Class Z shares of the Fund are subject to an annual Rule 12b-1 fee of up to 0.20% to reimburse the Distributor for distributing Class Z shares, for advertising and marketing related to Class Z shares, and for providing account services and maintenance related to Class Z shares.  There is no Rule 12b-1 Plan fee for Class A shares, Class I shares or Class Y shares of either fund.  Because Rule 12b-1 Plan fees are paid out of the assets attributable to Class C shares of the Fund and the Acquiring Fund and Class Z shares of the Fund on an ongoing basis, over time they will increase the cost of an investment in such class of shares and may cost an investor more than paying other types of sales charges.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's Rule 12b-1 Plan.
Shareholder Services Plans.  Class A shares and Class C shares of the Fund and the Acquiring Fund are each subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund pay the Distributor a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to the respective fund's Class A shares and Class C shares for providing shareholder services and/or maintaining shareholder accounts.  There is no Shareholder Services Plan fee for Class I shares or Class Y shares of either fund or Class Z shares of the Fund.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's Shareholder Services Plan.
Redemption Procedures.  The redemption procedures of the Acquiring Fund and the Fund are identical.  An investor may sell (redeem) shares of the Acquiring Fund and shares of the Fund at any time.  The shares are sold at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity, less any applicable CDSC.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's redemption procedures.
Each fund processes redemption orders promptly.  If you request the respective fund to transmit your redemption proceeds to you by check, each fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form.  If you request the respective fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the TeleTransfer Privilege ($500 minimum), and the fund has your bank account information on file, each fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form.  With respect to each fund, payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.
Under normal circumstances, each fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash.  In addition, each fund, and certain other funds in the BNY Mellon Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests.  Each fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), to the extent the composition of the fund's investment portfolio enables it to do so.  Generally, a redemption in-kind may be made under the following circumstances:  (1) BNYM Investment Adviser determines that a redemption in-kind (i) is more advantageous to the fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) is in the best interests of the fund; (2) to manage liquidity risk (i.e., the risk that the fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the fund's board in other circumstances identified by BNYM Investment Adviser.  Securities distributed in connection with any such redemption in-kind are expected to generally represent the redeeming shareholder's pro rata portion of assets held by the respective fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares.  Any securities distributed in-kind will remain exposed to market risk until sold, and the redeeming shareholder may incur transaction costs and taxable gain when selling the securities.
The Fund's Board and the Acquiring Company's Board of Directors have adopted policies that seek to discourage excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations.  BNYM Investment Adviser monitors selected transactions to identify frequent trading.  When its surveillance systems identify multiple roundtrips, BNYM Investment Adviser evaluates trading activity in the account for evidence of frequent trading.  If BNYM Investment Adviser concludes the account is likely to engage in frequent trading, BNYM Investment Adviser may cancel or revoke the purchase or exchange on the following business day.  BNYM Investment Adviser may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.  At its discretion, BNYM Investment Adviser may apply these restrictions across all accounts under common ownership, control or perceived affiliation.
Distributions.  The dividends and distributions policies of the Acquiring Fund and the Fund are identical.  Each fund anticipates paying its shareholders any dividends once a month and any capital gain distributions annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act.  The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different.  See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of dividends and distributions policies.
Shareholder Services.  The shareholder services offered by the Acquiring Fund and the Fund are identical.  Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.  See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of the shareholder services offered by the fund.
While you will continue to have the same privileges as a holder of shares of the Acquiring Fund as you previously did as a holder of shares of the Fund, please note that if you participated in Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your shares of the Acquiring Fund in order to continue these services and avoid having these transactions rejected by the Acquiring Fund.  To continue participating in Government Direct Deposit or to provide ACH and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-645-6561, visit www.bny.com/investments or write to the Acquiring Fund at BNY Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434.
In addition, if you had the Checkwriting Privilege on your Fund account and wrote a check within the past year, you will receive under separate cover a checkbook with respect to your shares of the Acquiring Fund.  When you receive this checkbook, please begin using the new checks immediately.  While any outstanding checks written during the 60-day grace period after the Closing Date will be honored, it is important that you destroy any unused checks assigned to the Fund.  If you had the Checkwriting Privilege on your Fund account but have not written a check within the past year, you will have to request a new checkbook with respect to your shares of the Acquiring Fund.
REASONS FOR THE REORGANIZATION
Management of BNYM Investment Adviser recommended to the Fund's Board and to the Acquiring Company's Board of Directors that the Fund be consolidated with the Acquiring Fund.  The Fund's Board and the Acquiring Company's Board of Directors have each unanimously concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is advisable and in the best interests of the Fund and the Acquiring Fund, respectively, and that the interests of shareholders of the Fund and the Acquiring Fund, respectively, will not be diluted as a result of the Reorganization.  In reaching this conclusion, the Fund's Board determined that reorganizing the Fund into the Acquiring Fund, which also is managed by BNYM Investment Adviser and sub-advised by INA, and has a similar investment objective as the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue the similar investment goals in a substantially larger combined fund that has a lower management fee and had a lower gross annual expense ratio (before current fee waivers and expense reimbursements) than the Fund and the same or a lower net annual expense ratio (after current fee waivers and expense reimbursements) as the Fund, based on the expenses of each fund as of August 31, 2024.  In addition, although past performance is no guarantee of future results, the Acquiring Fund's Class A shares outperformed the Fund's Class A shares for the one-year, five-year and ten-year periods ended December 31, 2023.  The Reorganization also may enable Fund shareholders to benefit from the more diverse portfolio of fixed-income investments of the Acquiring Fund.  In addition, the Reorganization should enable Fund shareholders to benefit from more efficient portfolio management and should further enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a further reduction of shareholder expenses.  Combining the Fund with the Acquiring Fund also will permit INA to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and also permit the funds' service providers—including BNYM

Investment Adviser—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases.  As a result, management of BNYM Investment Adviser recommended to the Fund's Board that the Fund be consolidated with the Acquiring Fund.
The Acquiring Company's Board of Directors considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets that are assets the Acquiring Fund may hold to pursue its investment goal without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities.  This opportunity provides an economic benefit to the Acquiring Fund.  In addition, the Acquiring Company's Board of Directors and the Fund's Board considered that the Reorganization also may benefit BNYM Investment Adviser because the Reorganization may reduce the amount of fees and expenses BNYM Investment Adviser has contractually agreed to waive or reimburse.
In determining whether to recommend approval of the Reorganization, the Fund's Board and the Acquiring Company's Board of Directors each considered the following factors:  (1) the comparability of the Fund's and the Acquiring Fund's respective investment objective, management policies, strategies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund, concluding that such objectives, policies, strategies, restrictions, and services were similar; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests, concluding that the terms and conditions were reasonable and that there would be no dilution of shareholder interests; (3) information regarding the fees and expenses, including the management fees and net and gross annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated total annual expense ratio of the combined fund, concluding that the Acquiring Fund has a lower management fee than the Fund and had a lower gross annual expense ratio (before current fee waivers and expense reimbursements) than the Fund and the same or a lower net annual expense ratio (after current fee waivers and expense reimbursements) as the Fund, based on expenses of each fund as of August 31, 2024; (4) the relative performance of the Fund and the Acquiring Fund, concluding that, although past performance is no guarantee of future results, the Acquiring Fund's Class A shares outperformed the Fund's Class A shares for the one-year, five-year and ten-year periods ended December 31, 2023; (5) the tax consequences of the Reorganization, concluding that the Reorganization will not be a taxable event for federal income tax purposes based on an opinion of counsel; and (6) the costs to be incurred in connection with the Reorganization, concluding that the costs of the Reorganization to be incurred would be borne by BNY Investment Adviser or its affiliates and not the Fund.
For the reasons described above, the Fund's Board and the Acquiring Company's Board of Directors, each of which is comprised entirely of Independent Board Members, unanimously determined that the reorganization of the Fund is advisable and in the best interests of the Fund and the Acquiring Fund, respectively, and approved the Reorganization.
INFORMATION ABOUT THE REORGANIZATION
Plan of Reorganization.  The following is a brief summary of the terms of the Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Class A shares, Class C shares, Class I shares and Class Y shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on March 28, 2025, or such other date as may be agreed upon by the parties (the "Closing Date").  The number of shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the net asset value per share and aggregate net assets attributable to the shares of the Fund and shares of the Acquiring Fund, generally computed as of the scheduled close of trading on the floor of the NYSE (usually at 4:00 p.m., Eastern Time) on the Closing

Date.  Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described in the relevant fund's Prospectus and Statement of Additional Information.
On or before the Closing Date, the Fund's Board will authorize and the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards).  Any such distribution will be taxable to Fund shareholders who hold shares in taxable accounts.
As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to holders of its shares of record, as of the close of business on the Closing Date, the Acquiring Fund shares received by it in the Reorganization.  Fund shareholders will receive the class of shares of the Acquiring Fund corresponding to their class of shares of the Fund, except holders of Class Z shares of the Fund will receive Class A shares of the Acquiring Fund.  Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder.  After such distribution and the winding up of its affairs, the Fund will cease operations and be dissolved and its registration with the Commission as a registered investment company under the 1940 Act will be terminated.  After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.
Under applicable legal and regulatory requirements, and pursuant to the Maryland Code, none of the Fund's shareholders will be entitled to exercise objecting shareholders' appraisal rights (i.e., to demand the fair value of their shares in connection with the Reorganization).  Therefore, shareholders will be bound by the terms of the Reorganization under the Plan.  However, any Fund shareholder may redeem his or her Fund shares prior to the Reorganization without the imposition of any charges or fees.
The Plan may be amended at any time prior to the Reorganization by the Fund's Board and the Acquiring Company's Board of Directors.  The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration.  The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund, and the Acquiring Fund.  An additional condition to the Reorganization that may not be waived is that the Fund and the Acquiring Fund receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization (a copy of the tax opinion will be filed as an exhibit to the Acquiring Fund's Registration Statement on Form N-14).  The Plan may be terminated and abandoned by the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders), if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.
BNYM Investment Adviser or an affiliate of BNYM Investment Adviser will pay the expenses relating to the Reorganization, whether or not the Reorganization is consummated.  The total expenses of the Reorganization, including legal and accounting expenses, printing, postage, mailing, proxy solicitation and related out-of-pocket expenses, reporting and tabulation costs, and regulatory filing fees, are expected to be approximately $200,000.  In addition to use of the mail, proxies may be solicited personally or by telephone. BNYM Investment Adviser or an affiliate of BNYM Investment Adviser may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  In addition, BNYM Investment Adviser has engaged Sodali & Co. Fund Solutions (the "Proxy Solicitor") to assist in the solicitation of proxies, primarily by contacting shareholders by telephone, which is expected to cost approximately $25,000, plus any out of pocket expenses.  This cost will be borne by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser, and is included in the estimated total expenses of the Reorganization listed above.  The Fund and the Acquiring Fund will not bear any costs associated with the Reorganization.  The Fund and the Acquiring Fund, however, will bear their respective portfolio transaction costs, if any, including those associated with the Reorganization.  See "—Sale of Portfolio Securities" below.
By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm.  If the Reorganization is not approved by Fund shareholders, the Fund's Board will consider other appropriate courses of action with respect to the Fund, including the continued operation of the Fund.
Federal Income Tax Consequences.  The exchange of Fund assets for Acquiring Fund Class A shares, Class C shares, Class I shares and Class Y shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those Acquiring Fund shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stradley Ronon Stevens & Young, LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes:  (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A shares, Class C shares, Class I shares and Class Y shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A shares, Class C shares, Class I shares and Class Y shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A shares, Class C shares, Class I shares and Class Y shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A shares, Class C shares, Class I shares and Class Y shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Class A shares, Class C shares, Class I shares and Class Y shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund Class A shares, Class C shares, Class I shares and Class Y shares, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A shares, Class C shares, Class I shares and Class Y shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A shares, Class C shares, Class I shares and Class Y shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the

Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).
The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS").  The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position.  Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.
Capital Loss Carryforwards.  As of April 30, 2024, the Fund's most recent fiscal year end, and more currently, as of August 31, 2024, the Fund had unused capital loss carryforwards of approximately $22.5 million and $26.8 million, respectively, none of which is expected to be lost as a result of the reorganization.  The Acquiring Fund will inherit any capital loss carryforwards (and possibly any unrealized built-in losses) of the Fund, if any, as a result of the Reorganization.
Sale of Portfolio Securities.  In connection with the Reorganization, management of BNYM Investment Adviser currently estimates that, based on Fund assets and portfolio composition as of August 31, 2024, portfolio securities representing approximately 50% of the Fund's net assets (approximately $89.1 million of the Fund's net assets) may be sold by the Fund before consummation of the reorganization, subject to any restrictions imposed by the Internal Revenue Code.  Based on that assumption, management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $167,000.  The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the Fund's tax basis in such securities.  Any capital gains recognized as a result of these sales on a net basis, after the application of any available capital loss carryforward, will be distributed to the Fund's shareholders as capital gain dividends and/or ordinary dividends, and such distributions will be taxable to Fund shareholders who hold shares in taxable accounts.  Based on the above assumptions, management currently estimates that the Fund would recognize approximately $5.3 million in capital losses (approximately $0.384 or 2.95% per share) as a result of the sale of such portfolio securities before consummation of the Reorganization.
The Fund, the Acquiring Fund and the combined fund may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.  Any sales of portfolio securities by either fund will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.
Required Vote and Board's Recommendation
The Fund's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is advisable and in the best interests of the Fund and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization.  The affirmative vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) is required to approve the Plan and the Reorganization.  Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or represented by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.  Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating the required vote.

THE FUND'S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND
Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus and Statement of Additional Information, forming a part of the Acquiring Fund's Registration Statement on Form N-1A (File No. 333-202460).  The Acquiring Fund's Prospectus, dated August 30, 2024, filed on August 26, 2024, is incorporated herein by reference.  The Acquiring Fund's Statement of Additional Information, dated December 29, 2023, as revised or amended, February 1, 2024, March 29, 2024, May 1, 2024, August 30, 2024 and September 30, 2024, filed on September 27, 2024, is incorporated herein by reference.
Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus and Statement of Additional Information, forming a part of the Fund's Registration Statement on Form N-1A (File No. 2-95553).  The Fund's Prospectus, dated August 30, 2024, filed on August 26, 2024, is incorporated herein by reference.  The Fund's Statement of Additional Information dated December 29, 2023, as revised or amended, February 1, 2024, March 29, 2024, May 1, 2024, August 30, 2024 and September 30, 2024, filed on September 27, 2024, is incorporated herein by reference.
The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission.  Reports, proxy statements and other information filed by the Fund and the Acquiring Fund can be viewed on-line or downloaded from www.sec.gov or www. bnyfunds.com.
VOTING INFORMATION
Quorum, Proxies and Voting at the Meeting
A quorum is constituted for the Fund by the presence in person or by proxy of shareholders entitled to cast one-third of the votes entitled to be cast at the Meeting.  Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating a quorum.  If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the chairperson of the Meeting or the persons named as proxies may propose one or more adjournments or, if the Meeting has not yet been convened, postponements of the Meeting, to a date not more than 120 days after the original record date, to permit further solicitation of proxies for the Fund with respect to the proposal.  Any adjournment will require the affirmative vote by the holders of a majority of the Fund's shares eligible to vote that are represented at the Meeting virtually or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.
If you hold your shares directly (not through a broker-dealer or other intermediary), and if you return a signed proxy card that does not specify how you wish to vote on the proposal, your shares will be voted "FOR" the proposal.  If a proxy is properly executed and returned marked with an abstention, the Fund shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote "FOR" the proposal.  For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite approval for the proposal.
Broker-dealer firms holding shares of the Fund in "street name" for the benefit of their clients will request the instructions of such clients on how to vote their shares before the Meeting.  A broker-dealer that has not received instructions from a client prior to the date specified in the broker-dealer firm's request for voting instructions may not submit a proxy on behalf of such client's shares with respect the proposal.  Ordinarily, for routine matters submitted for shareholder vote, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the proposal.  However, because the proposal is considered non-routine, broker non-votes are inapplicable to this solicitation and will have no impact on establishing quorum or the votes cast for or against the proposal.
If you hold shares of the Fund through an intermediary (other than a broker-dealer) that has entered into a service agreement with the Fund or the Fund's distributor, such intermediary may be the record holder of your shares.  At the Meeting, an intermediary will vote shares for which it receives instructions from its customers in accordance with those instructions.  A signed proxy card or other authorization by a shareholder that does not specify how the shareholder's shares should be voted on the proposal may be deemed to authorize the intermediary to vote such shares in favor of the proposal.  Depending on its policies, applicable law or contractual or other restrictions, an intermediary may be permitted to vote shares with respect to which it has not received voting instructions from its customers.  In those cases, the intermediary may, but may not be required to, vote such shares in the same proportion as those shares for which the intermediary has received voting instructions.  Any such voted shares will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  In cases where proportionate voting is required or permitted, a small number of shareholders could determine how the intermediary votes its customers' Fund shares, if such other shareholders fail to vote.

If you beneficially own shares that are held in "street name" through a broker-dealer or that are held of record by a bank or other intermediary, and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend.  Therefore, you are strongly encouraged to give your broker-dealer, bank or intermediary specific instructions as to how you want your shares to be voted.
The affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act, and as described above, is required to approve the Plan and the Reorganization.  The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.
Methods of Solicitation
In addition to the use of the mail, proxies may be solicited personally or by telephone, and BNYM Investment Adviser or an affiliate of BNYM Investment Adviser may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  The Proxy Solicitor has been retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.
Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card.  Within 72 hours of receiving such telephonic or electronically transmitted voting instructions from a shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any Fund shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card, by submitting a new proxy to the Fund or by attending the Meeting and voting virtually.
Ownership of Shares.  To the knowledge of the Fund and the Acquiring Fund, the following table shows the persons owning as of October 15, 2024, either of record or beneficially, 5% or more of the outstanding Class A shares, Class C shares, Class I shares, Class Y shares and Class Z shares of the Fund and the outstanding Class A shares, Class C shares, Class I shares and Class Y shares of the Acquiring Fund,  and the percentage of the combined fund's shares to be owned by these persons if the Reorganization had been consummated as of that date.

	Percentage of Outstanding Share Class
Name and Address	Before Reorganization Fund	Pro Forma After Reorganization Acquiring Fund

Fund—Class A Shares
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.19%	0.30%

National Financial Services LLC Attn Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	6.53%	0.15%

Fund—Class C Shares
Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	96.01%	0.80%

Fund—Class I Shares
Charles Schwab & Company, Incorporated 211 Main Street San Francisco, CA 94105	32.35%	0.04%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	17.41%	0.02%

UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	16.33%	0.02%

Raymond James Financial Inc Omnibus For Mutual Funds 880 Carillon Parkway Saint Petersburg, Fl 33716-1102	14.10%	0.02%

Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	11.07%	0.01%

LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	7.29%	0.01%

Fund—Class Y Shares
BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809-3705	100%	0.00%

Fund—Class Z Shares
Charles Schwab & Company, Incorporated 211 Main Street San Francisco, CA 94105	5.65%	1.77%

Name and Address	Before Reorganization Acquiring Fund	Pro Forma After Reorganization Acquiring Fund

Acquiring Fund—Class A Shares
Charles Schwab & Company, Incorporated 211 Main Street San Francisco, CA 94105	19.94%	13.23%

National Financial Services LLC Attn Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	8.50%	5.64%
Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th Floor New York, NY 10004-1901	6.87%	4.56%

Acquiring Fund—Class C Shares
Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th Floor New York, NY 10004-1901	28.64%	28.40%

Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	27.63%	27.40%
American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	23.03%	22.84%

Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	9.38%	9.30%

Acquiring Fund—Class I Shares
Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza,12th Floor New York, NY 10004-1901	25.81%	25.78%

American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	23.19%	23.16%

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Boulevard Jersey City, NJ 07310-1995	12.94%	12.93%
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	7.47%	7.46%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.21%	7.20%

Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	6.78%	6.77%

LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	6.04%	6.03%

Acquiring Fund—Class Y Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	45.15%	45.15%

DCGT As TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392	44.37%	44.37%
A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.  As of October 15, 2024, no shareholder of the Fund was deemed a "control person" of the Fund and no shareholder of the Acquiring Fund would be deemed a "control person" of the Acquiring Fund after the Reorganization.
As of October 15, 2024, Board members and officers of the Fund and the Acquiring Fund, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares, respectively.
FINANCIAL STATEMENTS AND EXPERTS
The audited financial statements of the Acquiring Fund (File No. 811-23036), including the financial highlights, are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended April 30, 2024, filed on June 26, 2024.  The audited financial statements of the Fund (File No. 811-04215), including the financial highlights, are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended April 30, 2024, filed on June 26, 2024.  The Acquiring Fund's financial statements audited by Ernst & Young LLP and the Fund's financial statements audited by Ernst & Young LLP have been referenced in reliance on their reports given on their authority as experts in accounting and auditing.
OTHER MATTERS
The Fund's Board of Directors are not aware of any other matters that may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their discretion on such matters.
NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES
Please advise the Fund, in care of BNY Institutional Department, P.O. Box 534442, Pittsburgh, Pennsylvania 15253-4442, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

EXHIBIT A
AGREEMENT AND PLAN OF REORGANIZATION
AGREEMENT AND PLAN OF REORGANIZATION dated as of November 6, 2024 (the "Agreement"), between BNY MELLON U.S. MORTGAGE FUND, INC. (the "Fund"), a Maryland corporation, and BNY MELLON ABSOLUTE INSIGHT FUNDS, INC. (the "Acquiring Company"), a Maryland corporation, on behalf of BNY MELLON CORE PLUS FUND (the "Acquiring Fund"), and, with respect to paragraphs 4.3 and 9.4 of the Agreement, BNY MELLON INVESTMENT ADVISER, INC. ("BNYM Investment Adviser").
This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").  The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A shares, Class C shares, Class I shares and Class Y shares ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").
WHEREAS, the Fund is a registered, open-end management investment company, and the Acquiring Fund is a series of the Acquiring Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;
WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of common stock;
WHEREAS, the Fund's Board of Directors has determined that the Reorganization is advisable and in the best interests of the Fund and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and
WHEREAS, the Acquiring Company's Board of Directors has determined that the Reorganization is advisable and in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:
NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:
1. THE REORGANIZATION.
1.1 Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Fund agrees in exchange therefor to (a) deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) assume the stated liabilities of the Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1.  In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2 The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by BNYM Investment Adviser, as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").
1.3 The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by BNYM Investment Adviser, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period.  The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.
1.4 Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.
1.5 The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder.  The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.
1.6 As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void.  Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.
1.7 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.  Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
1.9 Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.
1.10 As soon as practicable after the Closing Date, the Fund shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.
2. VALUATION.
2.1 The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the scheduled close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern Time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Company's Charter (the "Acquiring Company's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.
2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Company's Charter and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.
2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share, as the case may be, determined in accordance with paragraph 2.2.
2.4 All computations of value shall be made in accordance with the regular practices of the Fund and the Acquiring Fund.
3.	CLOSING AND CLOSING DATE.
3.1 The Closing Date shall be March 28, 2025, or such other date as the parties, through their duly authorized officers, may mutually agree.  All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Date unless otherwise provided.  The Closing shall be held at 5:00 p.m., Eastern Time, at the offices of BNYM Investment Adviser, 240 Greenwich Street, New York, New York, or such other time and/or place as the parties may mutually agree.
3.2 The Fund shall direct the Custodian to deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date.  The Fund's portfolio securities and instruments deposited with a securities depository

(as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian.  The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.
3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.
3.4 The Fund shall direct the Fund's transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall direct the Acquiring Fund's transfer agent to issue and deliver to the Fund's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.
3.5 At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.
3.6 If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.
4.	REPRESENTATIONS AND WARRANTIES.
4.1 The Fund represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund as follows:
(a)  The Fund is a corporation duly organized and validly existing under the laws of the State of Maryland and has the power to carry out its obligations under this Agreement.
(b)  The Fund is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.  The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.
(c)  The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's charter (the "Fund's Charter") or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound.
(e)  The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.
(f)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.
(g)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Fund's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business.  The Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.
(h)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments of the Fund for each of the Fund's five fiscal years ended April 30, 2024 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.
(i)  Since April 30, 2024, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.
(j)  At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Fund no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.  The Fund (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.
(k)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l)  All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund.  All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4.  The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.
(m)  On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.
(n)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board of Directors and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).
(o)  The information to be furnished by the Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.
(p)  The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.
4.2 The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Fund as follows:
(a)  The Acquiring Fund is a duly established and designated series of the Acquiring Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.
(b)  The Acquiring Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(d)  The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.
(e)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.
(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Company's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business.  The Acquiring Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.
(g)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments of the Acquiring Fund for the Acquiring Fund's five fiscal years ended April 30, 2024 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and for the Acquiring Fund's fiscal years ended April 30, 2013 and 2014 by a different independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.
(h)  Since April 30, 2024, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.
(i)  At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.  The Acquiring Fund (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder
(j)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.
(k)  All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.
(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).
(m)  The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.  No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Fund.
(n)  No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.
(o)  The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.
4.3 BNYM Investment Adviser represents and warrants to the Fund, and to the Acquiring Company, on behalf of the Acquiring Fund, that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing by all necessary action, if any, on the part of BNYM Investment Adviser, and this Agreement, with respect to paragraph 9.4 of the Agreement, will constitute a valid and binding obligation of BNYM Investment Adviser, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

5.	COVENANTS OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND, AND THE FUND.
5.1 The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.
5.2 The Fund will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.
5.3 Subject to the provisions of this Agreement, the Fund and the Acquiring Company, on behalf of the Acquiring Fund, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.
5.5 The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.
5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
5.7 The Fund covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
5.8 As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.
6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.
The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
6.1 All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.
6.2 The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund's Treasurer.
6.3 The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Fund's name by the Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.
7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.
The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
7.1 All representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.
7.2 The Acquiring Company shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Company's name by the Acquiring Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.
8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.
If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.
8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the 1940 Act.
8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.5 The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).
8.6 The Fund and Acquiring Fund shall have received an opinion of Stradley Ronon Stevens & Young, LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:
(a)  The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).
In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.  Notwithstanding anything in this Agreement to the contrary, neither the Fund nor the Acquiring Fund may waive the condition set forth in this paragraph 8.6.
9.	TERMINATION AND AMENDMENT OF AGREEMENT; EXPENSES.
9.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.
9.2 If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Acquiring Company or the Fund, or the shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement, except as provided in paragraph 9.4.
9.3 The parties may amend, modify or supplement this Agreement in any manner at any time prior to the Closing Date, upon mutual agreement.
9.4 BNYM Investment Adviser or an affiliate of BNYM Investment Adviser shall bear all expenses incurred in connection with the Reorganization without regard to whether the Reorganization is consummated.  Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Fund or the Acquiring Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code.
10.	WAIVER.
At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Fund or of the Acquiring Company if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.
11.	MISCELLANEOUS.
11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.
11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof.  Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Acquiring Company, on behalf of the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the State of Maryland, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
11.4 This Agreement may be amended only by a signed writing between the parties.
11.5 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.
11.6 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
11.7 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Fund or the Acquiring Company, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Fund's Charter or the Acquiring Company's Charter.  The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.
IN WITNESS WHEREOF, the Fund and the Acquiring Company, on behalf of the Acquiring Fund, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first written above.
BNY MELLON U.S. MORTGAGE FUND, INC.

By: /s/ Jeff Prusnofsky
Jeff Prusnofsky,
Vice President

ATTEST: /s/ Sarah S. Kelleher
Sarah S. Kelleher,
Secretary

BNY MELLON ABSOLUTE INSIGHT FUNDS, INC., on Behalf of BNY MELLON CORE PLUS FUND

By: /s/ Jeff Prusnofsky
Jeff Prusnofsky,
Vice President

ATTEST: /s/ Sarah S. Kelleher
Sarah S. Kelleher,
Secretary

Solely for purposes of and agreeing to be bound by paragraphs 4.3 and 9.4 of the Agreement:

BNY MELLON INVESTMENT ADVISER, INC.

By: /s/ David DiPetrillo
David DiPetrillo,
Vice President

ATTEST: /s/ Susan Maroni
Susan Maroni,
Secretary

BNY MELLON U.S. MORTGAGE FUND, INC.
240 Greenwich Street
New York, NY  10286

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
THURSDAY FEBRUARY 13, 2025
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND (AS DEFINED BELOW) AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED
The undersigned shareholder of BNY Mellon U.S. Mortgage Fund, Inc. (the "Fund"), a Maryland corporation, hereby appoints Jeff Prusnofsky and Sarah S. Kelleher, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on December 9, 2024, at a Special Meeting of Shareholders to be held over the Internet in a virtual meeting format only at 10:00 a.m., Eastern Time, on Thursday, February 13, 2025, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.
RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROSPECTUS/PROXY STATEMENT, EACH OF WHICH IS INCORPORATED HEREIN BY REFERENCE, IS HEREBY ACKNOWLEDGED.  THIS PROXY CARD WILL BE VOTED AS INSTRUCTED.  PLEASE SIGN AND DATE BELOW. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE. IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 13, 2025.
The Letter to Shareholders, Notice of Special Meeting of Shareholders, and Prospectus/Proxy Statement and Form of Proxy Card are available at www.bny.com/proxy.  Please see Prospectus/Proxy Statement for information on how to obtain directions to be able to attend and vote virtually at the Special Meeting of Shareholders.

Questions?  If you have any questions about how to vote your proxy or about the Special Meeting of Shareholders, please call toll-free 1-888-864-6108.  Representatives are available to assist you Monday through Friday 10:00 a.m. to 11:00 p.m. Eastern time.

CONTROL NUMBER

____________________________

This section must be completed for your vote to be counted.

AUTHORIZED SIGNATURE(S)

Signature(s) and Title(s), if applicable   Sign in the box above Date
Note: Please sign exactly as your name(s) appear(s) on this proxy card.  If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign.  If shares are held jointly, each holder should sign.  If a corporation, the signature should be that of an authorized officer who should state his or her title.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY!

IF YOU ARE NOT VOTING BY PHONE OR OVER THE INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

PLEASE SIGN AND DATE ON THE REVERSE SIDE
This proxy is solicited on behalf of the Board of Directors. It will be voted as specified.
If no specification is made and the proxy card is executed, this proxy shall be voted "FOR" the proposal. The Board of Directors has voted in favor of the proposal and recommends that you vote "FOR" the proposal.

""
TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example:  ●

PROPOSAL:	FOR	AGAINST	ABSTAIN

1. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to BNY Mellon Core Plus Fund (the "Acquiring Fund"), in exchange solely for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A shares, Class C shares, Class I shares and Class Y shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its Class A shares, Class C shares, Class I shares and Class Y shares, respectively, with holders of Class Z shares of the Fund receiving Class A shares of the Acquiring Fund, in liquidation of the Fund, after which the Fund will cease operations and will be dissolved.
	O	O	O

The Fund's Board of Directors recommends you vote "FOR" approval of the Plan of Reorganization.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

STATEMENT OF ADDITIONAL INFORMATION
December 12, 2024
Acquisition of the Assets of
BNY MELLON U.S. MORTGAGE FUND, INC.
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-373-9387
By and in Exchange for Class A shares, Class C shares, Class I shares and Class Y Shares of
BNY MELLON CORE PLUS FUND
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-373-9387
This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated December 12, 2024 relating specifically to the proposed transfer of all of the assets and liabilities of BNY Mellon U.S. Mortgage Fund, Inc. (the "Fund") in exchange for Class A shares, Class C shares, Class I shares and Class Y shares of BNY Mellon Core Plus Fund (the "Acquiring Fund").  With respect to the Fund, the transfer is to occur pursuant to an Agreement and Plan of Reorganization.  The following documents are incorporated herein by reference:
1.
The Acquiring Fund's Statement of Additional Information dated December 29, 2023, as revised or amended, February 1, 2024, March 29, 2024, May 1, 2024, August 30, 2024 and September 30, 2024, filed on September 27, 2024 (File No. 333-202460).

2.	The Acquiring Fund's Annual Report for the fiscal year ended April 30, 2024, filed on June 26, 2024 (File No. 811-23036).
3.
The Fund's Statement of Additional Information dated December 29, 2023, as revised or amended, February 1, 2024, March 29, 2024, May 1, 2024, August 30, 2024 and September 30, 2024, filed on September 27, 2024 (File No. 2-95553).

4.	The Fund's Annual Report for the fiscal year ended April 30, 2024, filed on June 26, 2024 (File No. 811-04215).

SUPPLEMENTAL FINANCIAL INFORMATION
Tables showing the fees and expenses of the Acquiring Fund and the Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in "Summary—Comparison of the Acquiring Fund and the Fund—Fees and Expenses" in the Prospectus/Proxy Statement.
The Reorganization will not result in a material change in the Fund's investment portfolios due to the investment restrictions of the Acquiring Fund.  As a result, a schedule of investments of the Fund modified to show the effects of such change is not required and is not included.
There are no material differences in accounting policies of the Fund as compared to those of the Acquiring Fund.
The Acquiring Fund will be the accounting survivor in the Reorganization.